UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Capitol Bancorp Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTION OF DIRECTORS
ROLE OF THE BOARD
BOARD MEETING INFORMATION
COMMITTEE STRUCTURE
COMMITTEE REPORTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
BOARD COMPENSATION
SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PERFORMANCE GRAPH
STOCK OWNERSHIP
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
MISCELLANEOUS
FORM 10-K
SHAREHOLDER PROPOSALS
INCORPORATION BY REFERENCE

April 8, 2004

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Capitol Bancorp Limited to be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan, on Thursday, May 6, 2004, at 4:00 p.m., Eastern Standard Time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. The meeting is for the purpose of considering and acting upon the election of directors and any other business that may properly come before the meeting.

     During the meeting, we will also report on the operations of Capitol. Directors and officers of Capitol will be present to respond to questions that you may have.

     Please sign, date and return the enclosed proxy card. If you attend the Meeting, you may withdraw your proxy and vote in person, even if you have previously mailed a proxy card.

Sincerely,

JOSEPH D. REID
Chairman and Chief Executive Officer

CAPITOL BANCORP LIMITED

Capitol Bancorp Center	2777 E. Camelback Road, Suite 375
200 Washington Square North	Phoenix, Arizona 85016
Lansing, Michigan 48933

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held on Thursday, May 6, 2004

     The 2004 Annual Meeting of the Shareholders of Capitol Bancorp Limited will be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan on Thursday, May 6, 2004 at 4:00 p.m., Eastern Standard Time.

     A proxy card and a proxy statement are enclosed.

     The meeting is for the purpose of considering and acting upon the proposals:

1.	To elect 24 directors to hold office for one year and until their successors are elected and qualified;

2.	Such other matters as may properly come before the meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the meeting.

     Action may be taken on the foregoing proposals at the meeting on the date specified, or on any dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on March 19, 2004 are entitled to vote at the meeting and any adjournments thereof.

     You are asked to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting, withdraw your proxy and vote in person.

Lansing, Michigan
April 8, 2004

Important: This notice and the accompanying proxy materials were first mailed to shareholders on or about April 8, 2004. The cost of solicitation of proxies will be borne by Capitol. The prompt return of proxies will save the expense of further requests or proxies in order to ensure a quorum. An addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

Capitol Bancorp Center	2777 E. Camelback Road, Suite 375
200 Washington Square North	Phoenix, Arizona 85016
Lansing, Michigan 48933

ANNUAL MEETING OF SHAREHOLDERS

May 6, 2004

Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

Thursday, May 6, 2004 at 4:00 p.m., Eastern Standard Time.

Where will the annual meeting be held?

At the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan.

What items will be voted upon at the annual meeting?

Shareholders will be voting on the following matters:

1.	The election of directors.

2.	Other business that may properly come before the annual meeting or any adjournment of the annual meeting.

VOTING

Who Can Vote?

You are entitled to vote your common stock if Capitol’s records show that you held shares of Capitol’s common stock as of the close of business on March 19, 2004, the record date.

Each shareholder is entitled to one vote for each share of common stock held on March 19, 2004. On March 19, 2004, there were 14,094,807 shares of common stock issued and outstanding. Common stock is Capitol’s only class of voting securities.

Dividend Reinvestment Plan Shares. If you are a participant in Capitol’s dividend reinvestment plan, the number of shares shown on the enclosed proxy card includes shares held for your account in that plan.

Employee Benefit Plan Shares. If you are a participant in an employee benefit plan of Capitol that allows participant-directed voting of common stock held in that plan, you will receive a separate proxy card for shares you hold in that plan, as well as shares you own of record, if any. The trustee for each plan will cause votes to be cast confidentially in accordance with your instructions. Plan shares not voted by participants will be voted by the trustee in the same proportion as the votes actually cast by participants, in accordance with the terms of the respective plan.

How do I vote?

You can vote on matters that are properly presented at the meeting in four ways:

•	You can come to the meeting and cast your vote there; or

•	You can vote by signing and returning the enclosed proxy card in the enclosed envelope; or

•	You can vote by phone by calling toll-free 1-800-758-6973 on a touch-tone telephone, with the voting form in hand, and follow the instructions; or

•	You can vote by Internet at http://www.eproxyvote.com/cbc, with the voting form in hand, and follow the instructions provided.

If you sign and return the enclosed proxy card or vote by telephone or via the Internet, the proxies named on the enclosed proxy card will vote your shares of common stock as you instruct. If you do not vote on a proposal, your proxies will vote on your behalf in their discretion, on that proposal. Unless you instruct otherwise, your proxies will vote your shares FOR the election of each of the 24 director nominees nominated by Capitol’s Board of Directors.

How do I vote if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, then that party should give you instructions for voting your shares.

How do I change or revoke my proxy?

Shareholders who execute proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary or by the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a particular shareholder attends the meeting and revokes his/her proxy by notifying the Secretary at the meeting. Any shareholder who attends the meeting and revokes his/her proxy may vote in person. Proxies solicited by Capitol’s Board of Directors will be voted according to the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors.

If I return my proxy can I still attend the annual meeting?

You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly so that your shares will be represented at the meeting. However, returning a proxy does not affect your right to attend the meeting and vote your shares in person.

How many votes are required?

The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary in order to provide a quorum at the meeting. Shares represented by proxies marked “Abstain” or “Withheld” and “broker non-votes” are counted in determining whether a quorum is present. (A “broker non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on some types of proposals and has not received instructions from its client as to how to vote a particular proposal.)

The election of directors will be by a plurality of votes cast. Shareholders are not entitled to cumulative voting rights.

What are the recommendations of Capitol’s Board of Directors?

Capitol’s board recommends that each shareholder vote FOR each of the nominees for the Board of Directors.

Who pays for the solicitation of Proxies?

Capitol will bear the cost of soliciting the proxies. Officers and other management employees of Capitol will receive no additional compensation for the solicitation of proxies and may use mail, e-mail, personal interview, and/or telephone.

When are shareholders’ proposals for the 2005 annual meeting due?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2005 must be received by Capitol’s Secretary no later than December 9, 2004. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

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ELECTION OF DIRECTORS

Capitol’s bylaws establish that the number of directors shall not be less than five or more than twenty five. Currently, Capitol has 24 directors.

Unless otherwise directed in the proxy, the person named in the proxy intends to vote the shares represented by each properly executed proxy for the election of the directors for a one-year term and until their successors are duly elected and qualify. If any nominee at the time of election is unavailable or unwilling to serve, a contingency which is not presently anticipated, it is intended that the person named in the proxy will vote for an alternate nominee, if designated by the Board. Proxies may be voted only for the nominees named or such alternates.

The following table sets forth the nominees and information furnished by them regarding their age and principal occupation shown for at least the past five years.

Nominees for Election as a Director for Terms expiring in 2005.

Joseph D. Reid	Chairman of the Board, President and CEO of Capitol. Mr. Reid served as Chairman and CEO of Sun Community Bancorp Limited from its formation until it consolidated with Capitol in 2002. Mr. Reid also serves as the Chairman and/or CEO of several of Capitol’s bank and bank development subsidiary affiliates. He has served as a director of Capitol and/or its first bank affiliate since 1982. Mr. Reid is 61 years of age.

Michael L. Kasten	Vice Chairman of the Board of Capitol. Mr. Kasten is the Managing Partner of Kasten Investments, L.L.C. He formerly served as Vice Chairman and Director of Sun Community Bancorp Limited and currently serves as Director, Chairman and /or Vice Chairman of several of Capitol’s bank affiliates. Mr. Kasten is 58 years of age and has served as a director since 1990.

Lyle W. Miller	Vice Chairman of the Board of Capitol. Mr. Miller is President of L.W. Miller Holding Company. He formerly was President of SERVCO Inc., and a director of Sun Community Bancorp Limited. Mr. Miller is 60 years of age and has served as a director of Capitol and/or its first bank affiliate since 1982.

Robert C. Carr	Vice Chairman and Treasurer of Capitol. Mr. Carr was formerly Executive Vice President of Capitol, the President and CEO of Capitol National Bank, Capitol’s first bank affiliate, and currently serves as that bank’s Chairman. He also is Chairman of some other Capitol affiliates. Mr. Carr is 64 years of age and has served as a director of Capitol and/or its first affiliate since 1982.

David O’Leary	Secretary of Capitol. Mr. O’Leary is the Chairman of O’Leary Paint Company and serves as a Director of Capitol’s affiliate First California Northern Bancorp. Mr. O’Leary has been a director of Capitol or its first bank affiliate since 1982 and is 73 years of age.

Louis G. Allen	Mr. Allen is a retired bank executive. Mr. Allen has been a director of Capitol since 1989 and is 74 years of age.

Paul R. Ballard	Mr. Ballard is a retired Executive Vice President of Capitol and President and Chief Executive Officer of Portage Commerce Bank, Capitol’s second bank affiliate. Mr. Ballard has been a director of Capitol since 1990, and currently serves as a director of several of Capitol’s bank affiliates. Mr. Ballard is 54 years of age.

David L. Becker	Mr. Becker is the retired founder of Becker Insurance Agency, P.C. Mr. Becker joined the board of Capitol in 1990, and serves as a member of the board of directors of Portage Commerce Bank, an affiliate of Capitol. Mr. Becker is 68 years of age.

Douglas E. Crist	Mr. Crist is the President of Developers of SW Florida, Inc. Mr. Crist has served as a director of Capitol and/or its first bank affiliate since 1982. Mr. Crist is 62 years of age.

Michael J. Devine	Mr. Devine is an Attorney at Law, and was previously a member of the board of directors of Sun Community Bancorp Limited. Mr. Devine is 62 years of age and has served as a director of Capitol since 2002 and currently serves as a director and/or Chairman of several of Capitol’s bank affiliates.

Cristin Reid English	Chief Administrative Officer of Capitol. Ms. English was previously Executive Vice President and General Counsel and has served in other varying capacities at Capitol since 1995. She joined Capitol’s board of directors in 2001. She formerly served on the boards of Capitol’s affiliates Sun Community Bancorp Limited and Nevada Community Bancorp Limited, and currently is a member of the board of directors of Capitol’s affiliate First California Northern Bancorp. Ms. English is 35 years of age and is the daughter of Joseph D. Reid.

James C. Epolito	Mr. Epolito is the President and Chief Executive Officer of The Accident Fund Company. Mr. Epolito joined Capitol’s board in 1999 and is 49 years of age.

Gary A. Falkenberg, D. O.	Dr. Falkenberg specializes in osteopathic medicine. Dr. Falkenberg has been a member of the board of Capitol and/or its first bank affiliate since 1982. Dr. Falkenberg is 65 years of age.

Joel I. Ferguson	Mr. Ferguson is the Chairman of Ferguson Development, LLC, and a director of Maxco, Inc. Mr. Ferguson formerly served as a member of the board of directors of Capitol’s affiliate, Nevada Community Bancorp Limited. Mr. Ferguson joined the board of Capitol and/or its first bank affiliate in 1982. Mr. Ferguson is 65 years of age.

Kathleen A. Gaskin	Ms. Gaskin is an Associate Broker and State Appraiser for Tomie Raines, Inc. Realtors. Ms. Gaskin has been a member of the board of directors of Capitol and/or its first bank affiliate since 1982. Ms. Gaskin is 62 years of age.

H. Nicholas Genova	Mr. Genova is the Chairman and Chief Executive Officer of Washtenaw News Company, Inc., and the President of H. N. Genova Development Company. Mr. Genova also serves on the board of Ann Arbor Commerce Bank, an affiliate of Capitol. Mr. Genova joined Capitol’s board in 1992 and is 64 years of age.

Michael F. Hannley	Mr. Hannley is the President and Chief Executive Officer of Capitol’s affiliate, Bank of Tucson. He formerly served on the board of directors of Capitol’s affiliates Sun Community Bancorp Limited and Nevada Community Bancorp Limited. Mr. Hannley is 55 years of age and has served on Capitol’s board since 2002. He currently serves as a director of several of Capitol’s bank affiliates. Mr. Hannley is the brother-in-law of Ronald K. Sable.

Lewis D. Johns	Mr. Johns is the President of Mid-Michigan Investment Company. Mr. Johns formerly served as a member of the board of directors of Capitol’s affiliate, Nevada Community Bancorp Limited. He has served on the board of Capitol and/or Capitol’s first bank affiliate since 1982 and is 60 years of age.

John S. Lewis	President, Western Regions, and Director of Capitol. Mr. Lewis formerly served as President, CEO and Treasurer of Play Big, Inc., from 2001 to 2002, was Vice Chairman and President and a member of the board of Capitol’s affiliate Sun Community Bancorp Limited from 1999 to 2001, and was President of MicroAge Integration Group from 1997 to 1999. Mr. Lewis currently serves as a member of the board of several of Capitol’s affiliates and as the Chairman and Chief Executive Officer of Sunrise Bank of San Diego. Mr. Lewis joined Capitol’s board in 2002 and is 50 years of age.

Humberto S. Lopez	Mr. Lopez is the President of HSL Properties, Inc. Mr. Lopez previously served as a member of the board of directors of Capitol’s affiliate Sun Community Bancorp Limited and has served on the board of Bank of Tucson since 1996. Mr. Lopez joined Capitol’s board in 2002 and is 58 years of age. Mr. Lopez also serves as a member of the board of directors of Pinnacle West Corporation.

Leonard Maas	Mr. Maas is the President of L & M Maas Investments, LLC. Mr. Maas was formerly the President of Gillisse Construction Company, and a partner of CP Limited Partnership. Mr. Maas is also a member of the board of directors of Paragon Bank & Trust, an affiliate of Capitol. Mr. Maas became a board member of Capitol in 1995 and is 82 years of age.

Kathryn L. Munro	Ms. Munro is a Principal of Bridge West, LLC, where she formerly served as Chairman & CEO. She also previously served on the board of Capitol’s affiliate Sun Community Bancorp Limited. Ms. Munro is 55 years of age and joined the board of Capitol in 2002. Ms. Munro also serves as a director of Pinnacle West Corporation and as Chairman of Flow International.

Myrl D. Nofziger	Mr. Nofziger is the President of Hoogenboom Nofziger and previously served as a member of the board of directors of Capitol’s affiliate Indiana Community Bancorp Limited. Mr. Nofziger became a board member of Capitol in 2003 and is 64 years of age.

Ronald K. Sable	Mr. Sable is the President of Concord Solutions Ltd. He was formerly Senior Vice President, Public Sector, of Guardent, Inc. and a Senior Vice President of Corporate Development for The Aerospace Corporation. Mr. Sable previously served as a member of the board of directors of Capitol’s affiliate Sun Community Bancorp Limited. Mr. Sable joined the board of Capitol in 2002 and is 62 years of age. Mr. Sable is the brother-in-law of Michael F. Hannley.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

ROLE OF THE BOARD

Pursuant to Michigan law, Capitol’s business, property and affairs are managed under the direction of its Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies and for Capitol’s overall performance and direction, but is not involved in Capitol’s day-to-day operations. Members of the Board of Directors are kept informed of the issues facing Capitol by participating in Board and committee meetings and by reviewing information provided to them on a periodic basis. Board members also have discussions with Capitol’s executive officers to update them on Capitol.

Capitol’s Board of Directors currently consists of 24 members, a majority of whom are “independent” as defined under the corporate governance standards of the New York Stock Exchange (NYSE). The Board has adopted categorical standards for determining whether a director is independent and has no material relationships with Capitol including but not limited to the following:

A director of the Corporation will not fail to be deemed “independent” for purposes of Section 303A of the NYSE Listed Company Manual solely as a result of lending relationships, deposit relationships or other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) between the Corporation and its subsidiaries, on the one hand, and a company with which the director is affiliated by reason of being a director, officer or significant shareholder thereof, on the other, provided that:

     (1) such relationships are in the ordinary course of business of the Corporation and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and

     (2) with respect to extensions of credit by the Corporation or its subsidiaries to such company or its subsidiaries, such extensions of credit (i) have been made in compliance with applicable law, including Regulation of the Board of Governors of the Federal Reserve and Section 13(k) of the Securities Exchange Act of 1934; and (ii) no event of default has occurred under the loan.

The Board of Directors is committed to good corporate governance and believes that an attentive, performing Board is a tangible competitive advantage. With that commitment, during the past year the Board has reviewed the company’s corporate governance policies and practices and has taken steps to implement the new rules of the Securities and Exchange Commission and the revised listing standards of the New York Stock Exchange. In addition, the Board has implemented other corporate governance practices and procedures on a best practices basis.

You may send communications to Capitol’s Board of Directors and to individual directors. Such communications should be submitted in writing addressed to Capitol’s Board of Directors or to one or more named individual directors in care of David O’Leary, Secretary, Capitol Bancorp Limited, 200 Washington Square North, Lansing, Michigan 48933. All such communications will be forwarded promptly to Capitol’s Board of Directors or such named individual directors.

Capitol’s corporate governance documents including its Code of Business Conduct and Ethics and other important policies are available on its website at www.capitolbancorp.com.

BOARD MEETING INFORMATION

During fiscal 2003, the Board of Directors met four times for regular meetings. Directors are expected to attend the Annual Meeting of Shareholders. All board members attended at least 75% of the meetings except Directors Ferguson and Nofziger who attended 50% of the meetings.

Following each regularly scheduled meeting of the Board of Directors, the outside directors meet without the presence of management. The directors hold these regularly scheduled meetings to provide opportunity for open discussion regarding Capitol and its management.

COMMITTEE STRUCTURE

The company’s By-Laws, as amended, specifically provide that the Board may delegate responsibility to committees. During 2003, the Board had six standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, an Ethics Committee and a Technology Committee. The membership of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Ethics Committee is composed entirely of independent directors. In addition, the members of the Audit Committee meet the heightened standards of independence for audit committee members required by the Securities and Exchange Commission rules and New York Stock Exchange listing standards.

Capitol’s committee structure and their charters are available on the company website at www.capitolbancorp.com.

Executive Committee

The Executive Committee may exercise all the powers and authority of the Board, including the power to declare dividends in Capitol’s common stock, during the intervals between meetings of the full board of directors. The Executive Committee is composed of Mr. Reid, its Chairman, and Messrs. Kasten, Johns, Miller, and O’Leary. The Executive Committee met five times during fiscal 2003 and all of its members attended at least 75% of the meetings.

Audit Committee

The Audit Committee is composed of Messrs. Allen, Becker, Falkenberg and Genova. The Committee met ten times in fiscal 2003 and all of its members attended at least 75% of the meetings.

The Audit Committee assists the board in fulfilling its responsibility to shareholders to assure the quality and integrity of Capitol’s financial reports and accounting and reporting practices. Members of the Committee must not be an employee or have any relationship with the Company that would interfere with the director’s independence from management and the Company. The members of the Audit Committee meet the standards of independence for audit committee members required by the Securities and Exchange Commission Rules and the New York Stock Exchange Listing Standards. All members of the Committee must be financially literate and at least one member of the Committee must have accounting or related financial management expertise. The Committee has determined that Louis Allen meets the definition of an “audit committee financial expert” as that term has been defined by the SEC. An audit committee financial expert is basically defined as a person who has the following attributes: (i) an understanding of accounting principles generally accepted in the United States of America and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present accounting issues generally comparable to the issues that can reasonably be expected to be raised by the company’s financial statements or experience actively supervising persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The identification of a person as an “audit committee financial expert” does not impose any duties, obligations or liabilities that are greater than those imposed on such person as a member of either the Audit Committee or the Board in the absence of such identification. More over, the identification of a person as an audit committee financial expert, for purposes of the regulations of the Securities and Exchange Commission, does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes Section 11 of the Securities Act of 1933.

A copy of the Audit Committee charter (which was attached as Appendix C to Capitol’s 2003 Proxy Statement for its 2003 Annual Meeting of Shareholders) may be found on Capitol’s website at www.capitolbancorp.com.

Compensation Committee

The Compensation Committee consists of four directors, its Chairman Mr. Crist, Ms. Gaskin, Mr. Maas, and Mr. Johns. The four members of the Committee are independent. They were not at any time during fiscal year 2003, or at any other time, employed by Capitol and are not eligible to participate in any of Capitol’s benefit plans other than Capitol’s Directors’ Stock Option Plan. They receive compensation from Capitol solely for their service as directors and committee members. During 2003, the Committee met 3 times. All Committee members participated in at least 75% of the meetings.

The Compensation Committee advises and assists management in developing Capitol’s overall compensation strategy to assure that it promotes shareholder interests, supports Capitol’s strategic objectives and provides for appropriate rewards and incentives for Capitol’s management and employees. The Committee is authorized to retain the services of independent advisors to assist it in carrying out its responsibilities.

Ethics Committee

The Ethics Committee meets for the purpose of assisting in monitoring the adequacy of the Code of Business Conduct and Ethics to provide guidance on all related-party transactions including both review and approval on behalf of the Board and to identify potential conflicts of interest, including the establishment of safeguards, when necessary. The Ethics Committee consists of Ms. Munro and Messrs. Lopez, Kasten and O’Leary.

Nominating and Governance Committee

The Nominating and Governance Committee is composed entirely of independent directors. The members of the Committee consist of Messrs. Devine, Epolito, Miller, and Sable. The Nominating and Governance Committee assists the Board by identifying individuals qualified to become board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; by recommending the corporate governance guidelines applicable to Capitol; and by leading the Board in its annual review of the Board’s performance.

The Nominating and Governance Committee will consider nominees for director recommended by shareholders. A shareholder who wishes to recommend a director candidate for consideration by the Nominating and Governance Committee should send such recommendation to the Secretary of the company at the address shown on the cover page of this Proxy Statement, who will then forward it to the committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the shareholder and the candidate for more information. A shareholder who wishes to nominate an individual as a director candidate at the annual meeting of shareholders, rather than recommend the individual to the Nominating and Governance Committee as a nominee, must comply with the advance notice requirements set forth in the company’s By-Laws, as amended (see “Shareholder Proposals” for more information on these procedures).

The Board and the Nominating and Governance Committee periodically review the appropriate size of the Board. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a committee-recommended nominee. The committee is guided by the following basic selection criteria for all nominees: independence; highest character and integrity; experience and understanding of strategy and policy-setting; reputation for working constructively with others; and sufficient time to devote to Board matters. The committee also gives consideration to diversity, age and experience and specialized expertise in the context of the needs of the Board as a whole.

Technology Committee

The Technology Committee is composed of Messrs. Lewis, Ballard, Epolito, and Sable. The Technology Committee is appointed by the Board of Directors for the purpose of providing oversight of the development and maintenance of information systems planning for Capitol.

COMMITTEE REPORTS

Audit Committee Report

The Audit Committee’s duties include reviewing the qualifications, independence and performance of Capitol’s independent public accountants (independent auditors); reviewing the scope and budget of the audits of Capitol’s consolidated financial statements; reviewing general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving the cost and types of audit and non-audit services performed by the independent auditors; meeting with independent auditors not less than once a year without Capitol’s personnel to discuss internal controls and accuracy and completeness of the financial statements and notifying the Board of major problems or deficiencies discovered with respect to its duties.

The Audit Committee fulfills its responsibilities through periodic meetings with Capitol’s independent auditors, internal auditors and management. During fiscal 2003, the Audit Committee met 10 times. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with Capitol’s chief financial officer and the independent auditors, prior to public release.

Throughout the year, the Audit Committee monitors matters related to the independence of BDO Seidman, Capitol’s independent auditors. Based on its continued monitoring activities, year-end review, and the professional judgment of BDO Seidman, the Audit Committee satisfied itself as to the auditors’ independence within the meaning of the Federal securities laws and within the requirements of Independence Standard Board (ISB) Standard No. 1, Independence Discussion with Audit Committees.

The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Capitol’s internal controls and the internal audit function’s management, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all matters required by auditing standards generally accepted in the United States of America, including those described in SAS 61, “Communication with Audit Committees”, as amended. With and without Capitol’s management present, the Audit Committee discussed and reviewed the results of the independent auditors’ examination of Capitol’s consolidated financial statements. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed the audited consolidated financial statements of Capitol as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation and integrity of Capitol’s financial statements and the independent auditors have the responsibility for expressing an opinion of those financial statements based on their independent audit. Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that Capitol’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also reappointed BDO Seidman as Capitol’s independent auditors for 2004.

As specified in Capitol’s Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Capitol’s consolidated financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. That is the responsibility of management and Capitol’s independent auditors. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and (ii) the report of Capitol’s independent auditors with respect to such consolidated financial statements.

Audit and Non-Audit Fees

The following table presents fees for audit services rendered by BDO Seidman for the audit of Capitol’s financial statements for the years ended December 31, 2003, and December 31, 2002, and fees billed for other services rendered by BDO Seidman during those periods.

	2002	2003
Audit fees	$299,895	$376,206
Audit related fees	21,000	54,950
Tax fees (tax compliance, research and tax planning)	36,690	19,910
All other fees	-0-	-0-

Total	$357,585	$451,066

The Audit Committee’s current policy requires pre-approval of all audit and non-audit services provided by the independent auditors before the engagement of the independent auditors to perform them. The Committee may delegate authority to a member of the Audit Committee to pre-approve the engagement of the independent auditors when the entire committee is unable to do so. All such pre-approvals must be reported to the entire committee at the next Committee meeting.

Each member of the Audit Committee is independent as defined under the New York Stock Exchange listing standards. The Committee operates under a written charter which has been approved by the Board of Directors and is posted on Capitol’s website.

Audit Committee
Gary A. Falkenberg, Chairman
Louis G. Allen
David L. Becker
H. Nicholas Genova

Compensation Committee Report

The Compensation Committee sets and administers the policies that govern Capitol’s executive compensation programs, and various incentive and stock programs. The Committee reviews compensation levels of members of senior management, evaluates the performance of executive management, and considers executive management succession and related matters.

The Committee has followed certain fundamental objectives to ensure the effectiveness of Capitol’s compensation strategy. These objectives include the following:

1.	Internal and external fairness – the Committee recognizes the importance of perceived fairness both internally and externally of compensation practices. The Committee has evaluated the overall economic impact of Capitol’s compensation practices and has consulted with independent outside advisors in the evaluation of contractual obligations and compensation levels.

2.	Performance based incentives – the establishment of financial incentives for senior management who meet certain objectives promote Capitol’s ability to meet its long-term growth and financial goals.

3.	Shareholder value and long-term incentives - the Committee believes that the long-term success of Capitol and its ability to consistently increase shareholder value is dependent on its ability to attract and retain skilled executives. Capitol’s compensation strategy encourages equity based compensation to align the interests of management and shareholders.

4.	Full Disclosure - the Committee seeks to provide full disclosure to the independent members of the Board of Directors of the compensation practices and issues to ensure that all directors understand the implications of Committee decisions.

The Committee has reviewed the compensation practices of peers as well as considered the individual efforts for the benefit of Capitol, as well as various subjective measures in determining the adequacy and appropriateness of the compensation of executives at Capitol. The Committee considers the increase in the cost of living that impacts its executive officers that are required to spend certain periods of time at subsidiary offices. General economic conditions and the past practice of Capitol are also factors that are considered by the Committee. The Committee typically approves a percentage increase in the amount allocated for compensation of all employees at Capitol. The CEO is then responsible for individual allocations that fall within the limitations that are established by the Committee.

Capitol offers various forms of compensation which include base salary, incentive compensation and benefits.

Base Salaries

In determining the base salary amounts for the executives, the Committee considers individual performance, experience, expertise, and tenure as well as the compensation levels established by peers. The compensation of the executives is recommended by the CEO and reviewed by the Committee. The CEO’s compensation is set by the Committee and presented to the full Board of Directors for approval.

Total salary information for the CEO and the next four most highly compensated executive officers for the year 2003 is set forth in the Executive Compensation Table. Such amounts include compensation paid to the executives by subsidiaries of Capitol which are not wholly owned. Compensation paid by the affiliates is set by their individual Boards of Directors independent of Capitol. The Committee considers affiliated compensation in its review of the executive’s pay level.

The compensation of the CEO is set based on the Committee’s review of performance objectives for the Corporation which include asset and revenue growth, development of additional banking subsidiaries, asset quality, identification of strategic opportunities, development and maturation of the existing subsidiaries, and core earnings performance.

Incentive Compensation

The Corporation has developed a bonus policy which is performance driven. It is divided into two parts, one subjective, the other based strictly on ROE targets. The subjective test evaluates executives based on their contribution to the safety and soundness of the organization including such factors as credit quality, capital management, personnel management and regulatory compliance; the second subjective factor is the contribution to long-term shareholder value.

The bonus policy seeks to align the interests of the executives with the shareholders by setting aggressive performance targets that enhance the value of the Corporation. The Bonus is paid in part in cash and in part in stock options. The options granted pursuant to the policy have a vesting period which incents the executive to remain with the Corporation in order to realize the full value of the bonus. This bonus policy was put in place at the Corporation and all of its affiliates to align the interests of all of the executives in the affiliates with the shareholders of Capitol.

Discretionary Awards Of Stock Options/Restrictive Stock Grants

Capitol has used the discretionary award of stock options primarily as a tool in its retention and recruitment of executive officers. None of the top five most highly compensated executives were given a discretionary award of stock options in the year 2003, other than as part of the bonus policy outlined above.

Certain restricted stock grants were made during 2003 pursuant to the shareholder-approved 2003 Stock Plan. The restricted stock grants are subject to continued performance requirements and typically have a vesting schedule of four years or greater.

Executive Supplemental Income Program

In an effort to retain the long-term services of its executives, Capitol has put in place an executive supplemental income program. The plans call for the payment to each employee or designated beneficiary an annual benefit which is approximately equal to the annual base salary of each employee for a period of fifteen years in the event of either the employee’s retirement or the death of the employee before attaining retirement age. In the event of a change of control of Capitol (as defined in the agreements) which is not approved by Capitol’s Board of Directors, each employee can retire with full benefits at any time after attaining the age of 55 without approval of the Board of Directors. The benefit liabilities under the agreements are covered by funded insurance contracts by Capitol and/or its subsidiaries. Capitol has entered into executive supplemental income agreements with two individuals listed in the Executive Compensation Table, Mr. Carr and Mr. Hendrickson.

Benefit Plans

Long term incentives to align the interests of Capitol’s employees with the shareholders have been implemented through the development of an Employee Stock Ownership Plan (ESOP). The ESOP provides for periodic awards of Capitol stock subject to vesting requirements. All employees, with the exception of the CEO, are eligible to participate in the program after meeting certain length of service and age qualifications.

The company has established a 401(k) plan, health insurance and other programs that are usual and customary to encourage retention of Capitol’s employees.

CEO Compensation

Joseph D. Reid has served Capitol as Capitol’s Chairman, President and CEO since its inception and is relied on by the Board of Directors to provide effective leadership, operational oversight, and to develop and implement prudent growth strategies for Capitol.

In evaluating the compensation level of the CEO, the Committee has considered performance objectives for Capitol which includes asset and revenue growth, development of additional banking subsidiaries, asset quality, identification of strategic opportunities, development and maturation of the existing subsidiaries and core earnings performance. Additionally, Mr. Reid’s continued commitment to Capitol and its development was considered. During the course of 2003 Capitol developed one new banking subsidiary and negotiated a merger transaction with an independent community bank. Capitol also completed share exchanges with eight of its banking subsidiaries and developed a second tier bank holding company in 2003. Earnings per share grew to record levels in 2003 and Capitol’s share price appreciated by approximately 22% as compared with year end 2002. During 2003 Capitol’s common stock became listed on the New York Stock Exchange.

Employment/Change-of-Control Severance Agreement

On March 31, 2003, Capitol entered into an employment agreement with Mr. Reid that took effect on March 13, 2003 (the “2003 Employment Agreement”). Under the 2003 Employment Agreement, Mr. Reid continues to serve as Chairman of the Board of Directors, President and Chief Executive Officer of Capitol. The 2003 Employment Agreement has an initial term of three years, which will expire on March 13, 2006. Pursuant to the terms of the 2003 Employment Agreement, its employment period is automatically extended for a three-year term on each annual anniversary of the 2003 Employment Agreement, unless Capitol provides Mr. Reid with notice 60 days prior to such anniversary, resulting in a running three-year employment period. The 2003 Employment Agreement permits Capitol to give Mr. Reid notice of its intention to stop the automatic extension, in which case the 2003 Employment Agreement will expire two years and sixty days from the date of Capitol’s notice to him.

Under the 2003 Employment Agreement, Capitol pays Mr. Reid a base salary of $940,000 in 2003. Capitol is not permitted to reduce Mr. Reid’s annual salary at any time during the term of the 2003 Employment Agreement. During the term of his employment, Mr. Reid will be entitled to an annual cash bonus each year based on achieving targets for both growth rates for earnings per share and consolidated assets. Each annual bonus will be subject to the terms and conditions of the Capitol Bancorp Limited 2003 Management Incentive Plan.

Pursuant to the terms of the 2003 Employment Agreement, Mr. Reid is also entitled to certain long-term incentive compensation consisting of common stock and cash. Capitol will grant Mr. Reid options to purchase shares of Capitol’s common stock at an exercise price equal to the fair market value of Capitol’s common stock on the date of such grant based on specific corporate development objectives during the term of the 2003 Employment Agreement. Additionally, on the fifth anniversary of the 2003 Employment Agreement, Capitol will award Mr. Reid two times his annual base salary paid to him during the 5th year of the 2003 Employment Agreement if, over the five year period beginning on January 1, 2003 and ending on December 31, 2007 certain growth targets for Capitol’s earning per share and total assets are achieved.

Pursuant to the terms of the 2003 Employment Agreement, Mr. Reid also agreed to prepay the outstanding principal balance of a certain promissory note dated September 24, 1999 in the original principal amount of $1,819,151, which payment was five years before such note’s due date. Full payment was made during the first quarter of 2003 and the note was discharged.

The current stock option plan established by the 1989 employment contract with Mr. Reid is subject to termination within one year following shareholder approvals of the Capitol Bancorp Limited 2003 Management Incentive Plan and the Capitol Bancorp Limited 2003 Stock Plan.

Certain provisions of the 2003 Employment Agreement become operative only if a “change of control” (as defined therein) of Capitol occurs. If during the two-year period following a change of control, Mr. Reid terminates his employment for “good reason”, or if Capitol terminates Mr. Reid’s employment for reasons other than “cause” or “disability”, he will generally be entitled to receive, within thirty days after termination: (a) any unpaid salary through the date of termination, as well as a pro-rata annual bonus for the year of termination at target or, if higher, the bonus awarded during the most recently completed fiscal year; (b) any compensation previously deferred by Mr. Reid and any accrued vacation pay; (c) three times the sum of his annual base salary, the highest annual bonus and the aggregate amount of the employer contributions made with respect to the most recently completed year pursuant to a qualified defined contribution plan and any related non-qualified plan in which Mr. Reid participated; and (d) the actuarial equivalent of the benefit that he would have received for three years of additional participation under Capitol’s retirement plans. Mr. Reid would also continue to participate in Capitol’s welfare benefit plans for three years after termination, and would be eligible for continued vesting of his equity awards during this three-year period. Additionally, Capitol will not be entitled to set-off claims against Mr. Reid for amounts owed to Mr. Reid under the 2003 Employment Agreement and Capitol will agree to pay the fees of any disputes arising under the 2003 Employment Agreement.

Capitol intends to maintain deductibility for all compensation paid to covered employees, and it will comply with the required terms of the specified exemptions under Section 162(m) of the Code as enacted by the Revenue Reconciliation Act of 1993, except where that compliance would unduly interfere with the goals of the executive compensation program or the loss of deductibility would not be materially adverse to Capitol’s overall financial position.

Compensation Committee
Douglas E. Crist, Chairman
Kathleen A. Gaskin
Lewis D. Johns
Leonard Maas

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the last completed fiscal year, the voting members of the Compensation Committee were Douglas E. Crist, Kathleen A. Gaskin, Lewis D. Johns and Leonard Maas. Except for Lewis D. Johns, none of these persons were, during such fiscal year, an officer or employee of Capitol or any of its subsidiaries, or was formerly an officer of Capitol or any of its subsidiaries, or had any relationship requiring disclosure by Capitol under any paragraph of Item 404 of Regulation S-K.

No executive officer of Capitol served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee or Board of Directors of Capitol. No executive officer of Capitol served as a director of another entity, one of whose executive officers served on the compensation committee or Board of Directors of Capitol. No executive officer of Capitol served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of Capitol.

BOARD COMPENSATION

Non-employee members of the Board of Directors are paid $1,000 cash per board meeting and $500 per committee meeting. Non-employee directors are also paid a retainer of $10,000 per year paid in stock options, valued based on the Black-Scholes model to determine the number of options to be issued. Options are granted at market price and have a term of seven years. In addition, Directors are entitled to a travel allowance of $500 for in-state board meetings and $1,500 for out-of-state board meetings.

SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Rules and regulations promulgated by the Securities and Exchange Commission require periodic reporting of the beneficial ownership of and transactions involving Capitol’s securities relating to directors, officers and beneficial owners of 10% or more of Capitol’s securities. Under those rules and regulations, it is required that certain acquisitions and divestitures of Capitol’s securities be disclosed via reports filed within prescribed time limits. Based on Capitol’s review of filings made during the year ended December 31, 2003, there were three transactions which were not reported timely pursuant to the filing requirements.

H. Nicholas Genova was awarded 2,414 options to acquire common stock on July 1, 2003 for his service as a member of the Board of Directors of Ann Arbor Commerce Bank, an affiliate of Capitol Bancorp Limited. William E. Rheaume purchased 1,686 shares of common stock in his 401(k) through an asset reallocation in April and May 2003. Lyle W. Miller purchased 410 shares of common stock in his IRA in August 2001. These transactions were not reported on original reports of holdings for the months in which they occurred and should have been reported thereon.

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STOCK PERFORMANCE GRAPH

Below is a graph which summarizes the cumulative return earned by Capitol’s shareholders over the last five years compared with the SNL (SNL Financial LC) $1B-$5B Asset-Size Index, and the cumulative total return on the NASDAQ Market Value Index. (Broad Market Index). This presentation assumes that the value of the investment in Capitol’s common stock and each index was $100 on December 31, 1998 and that subsequent cash dividends were reinvested.

CAPITOL BANCORP LIMITED

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Capitol Bancorp Ltd.	100.00	50.61	49.02	68.86	123.01	153.87
NASDAQ - Total US	100.00	185.95	113.19	89.65	61.67	92.90
Russell 2000	100.00	121.26	117.59	120.52	95.83	141.11
SNL $1B-$5B Bank Index	100.00	91.91	104.29	126.72	146.28	198.92

STOCK OWNERSHIP

The following table sets forth information as of February 25, 2004 regarding each person (including any group as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of Capitol’s common stock as of that date, each of the directors, the Chief Executive Officer and the four other most highly compensated executive officers named in the Executive Compensation table, and all directors and executive officers as a group including the named executive officers.

	Amount and Nature of	Percent of
Name	Beneficial Ownership [1,2,3]	Common Stock
Joseph D. Reid 200 N. Washington Sq. Lansing MI, 48933	2,292,140	15.06%
Michael L. Kasten	233,038	1.66%
Lyle W. Miller	71,093	<1%
Robert C. Carr	73,695	<1%
David O’Leary	71,246	<1%
Louis G. Allen	6,426	<1%
Paul R. Ballard	110,874	<1%
David L. Becker	76,891	<1%
Douglas E. Crist	68,029	<1%
Michael J. Devine	27,391	<1%
Cristin Reid English	47,861	<1%
James C. Epolito	6,840	<1%
Gary A. Falkenberg	60,667	<1%
Joel I. Ferguson	56,645	<1%
Kathleen A. Gaskin	33,575	<1%
H. Nicholas Genova	24,287	<1%
Michael F. Hannley	114,818	<1%
Lewis D. Johns	190,150	1.35%
John S. Lewis	165,735	1.17%
Humberto S. Lopez	197,087	1.40%
Leonard Maas	115,093	<1%
Kathryn L. Munro	5,526	<1%
Myrl D. Nofziger	29,914	<1%
Ronald K. Sable	32,227	<1%
Lee W. Hendrickson	39,756	<1%
Directors/Executive Officers as a group (36)	4,434,437 [4]	28.80%

[1]	Includes 1,119,096 stock options held by Mr. Reid; 28,956 by Mr. Kasten; 7,051 by Mr. Miller; 20,564 by Mr. Carr; 6,981 by Mr. O’Leary, 5,754 by Mr. Allen; 20,687 by Mr. Ballard; 12,028 by Mr. Becker; 5,792 by Mr. Crist; 20,018 by Mr. Devine; 29,707 by Ms. English; 5,523 by Mr. Epolito; 5,946 by Dr. Falkenberg; 7,236 by Mr. Ferguson; 6,062 by Ms. Gaskin; 11,524 by Mr. Genova; 69,434 by Mr. Hannley; 9,286 by Mr. Johns; 138,192 by Mr. Lewis; 10,509 by Mr. Lopez; 4,147 by Mr. Maas; 3,315 by Ms. Munro; 1,585 by Mr. Sable; and 31,020 by Mr. Hendrickson.

[2]	Includes shares held in Capitol’s 401k plan: 20,125 for Mr. Reid; 4,131 for Ms. English; and 3,188 for Mr. Hannley.

[3]	Includes shares allocated and held in Capitol’s Employee Stock Ownership Plan: 15,632 for Mr. Carr; 904 for Ms. English: 653 for Mr. Hannley; 2,081 for Mr. Hendrickson and 687 for Mr. Lewis.

[4]	Includes 1,641,729 stock options, 52,661 shares held in Capitol’s 401(k) and 49,307 shares allocated and held in Capitol’s Employee Stock Ownership Plan.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid to the CEO and the next four most highly compensated executive officers of Capitol for each of the three years in the period ended December 31, 2003:

Name and Principal					All Other
Position	Year	Salary(1)	Bonus	Option Award	Compensation(2)
Joseph D. Reid	2003	1,023,733	155,188	320,755	28,674 (3)
Chairman, President and	2002	1,053,391	-0-	383,495	121,494
CEO	2001	970,607	-0-	100,239	121,494

Lee W. Hendrickson	2003	313,901	26,000	480	14,292
Chief Financial	2002	263,662	23,100	-0-	4,673
Officer	2001	260,018	19,800	3,076	7,042

John S. Lewis(4)	2003	285,998	23,333	1,121	10,628
President	2002	274,999	-0-	-0-	-0-
Western Regions	2001	15,000	-0-	-0-	-0-

Robert C. Carr	2003	255,334	16,000	1,230	23,778
Treasurer and	2002	246,963	15,840	-0-	5,208
Executive Vice President	2001	269,228	17,160	2,462	13,995

Cristin Reid English (5)	2003	230,712	16,666	801	15,230
Chief Administrative	2002	209,160	13,200	-0-	1,796
Officer	2001	189,802	9,900	1,026	3,039

(1)	Includes amounts paid by affiliates of Capitol Bancorp which are not wholly-owned. Amounts of salary and other compensation, as shown, have not been reduced pro rata to reflect Capitol’s ownership percentage of subsidiaries.

(2)	Amounts contributed by Capitol’s ESOP and 401(k) programs to the extent applicable.

(3)	Includes $6,000 which was contributed from the Capitol 401(k) program and $22,674 representing reimbursement for interest paid on a loan from Capitol that was paid-in-full in the first quarter of 2003, five years in advance of its due date.

(4)	Mr. Lewis was not a full-time employee of Capitol in 2001.

(5)	Ms. English is the daughter of Joseph D. Reid.

Option/SAR Grants in Last Fiscal Year

	Number of
	Securities	% of Total	Exercise		Grant Date
	Underlying	Options	Price		Present
	Options Granted	Granted in	(per Share)	Expiration	Value (1)
Name	(#)	Fiscal Year	($)	Date	($)
Joseph D. Reid	109,132	18.91	20.91	2010	1,061,854
“	81,338	14.09	21.55	2010	791,126
“	130,285	22.57	27.14	2010	1,586,871
Lee W. Hendrickson	480	.08	20.89	2009	4,478
John S. Lewis	1,121	.19	20.89	2009	10,470
Robert C. Carr	1,230	.21	20.89	2009	11,488
Cristin Reid English	801	.14	20.89	2009	7,481

(1)	Value estimated using a version of the Black-Sholes options pricing model based on information included in the table above as well as dividend yield and stock price information, and certain assumptions relating to the volatility of Capitol’s stock and a risk-free interest rate.

Aggregated Options Exercised in Last Fiscal Year and Year-End Option Values

			Number of	Value of Unexercised
	Shares	Value	Unexercised	In-the-Money
	Acquired on	Realized	Options Exercisable/	Options Exercisable/
	Exercise	(1)	Unexercisable	Unexercisable (2)
Name	(#)	($)	(#)	($)
Joseph D. Reid	598,085	3,796,169	1,048,811/0	10,256,542/0
Lee W. Hendrickson	2,400	39,840	31,019/0	365,116/0
John S. Lewis	-0-	-0-	88,142/55,050	608,522/1,101,000
Robert C. Carr	24,000	515,097	20,522/0	381,014/0
Cristin Reid English	-0-	-0-	27,481/0	299,058/0

(1)	Based on approximate average market price per share during month of exercise less exercise price of stock options, multiplied by number of stock options exercised.

(2)	Capitol’s common stock is traded on the New York Stock Exchange under the symbol CBC. Value is based on December 31, 2003 closing price of $28.40 per share.

Contingent Long-Term Restricted Stock Incentive Awards

In 2003, the Compensation Committee granted long-term restricted stock incentive awards to select executives to provide a continued emphasis on specified financial performance goals which the Committee considered to be important contributors to long-term shareowner value. The awards vest in equal installments beginning in 2004 and continuing through 2009. If the performance targets have not been met at any of the vesting dates all of the shares of the Restricted Stock eligible for vesting on that date shall be cancelled.

	Number of
	Shares, Units or	Performance or Other
	Other Rights	Period Until Maturation
Name	(#)	or Payout
Joseph D. Reid	214,169	2005-2009
John S. Lewis	14,872	2004-2007

Securities Authorized for Issuance Under Equity Compensation Plan

Summary of Equity Compensation Plans as of December 31, 2003

		Weighted Average	Number Available
	Number	Exercise	for Future
	Outstanding	Price	Issuance
Equity compensation plans:
Approved by shareholders	624,226	$17.03	586,916
Not approved by shareholders (1)	712,590	17.87	—
Resulting from share exchanges	961,251	16.22	—

Total	2,298,067	$16.95	586,916

(1)	Options issued pursuant to employment agreements with various officers of Capitol and its subsidiaries.

Accounting for Options

Statement of Financial Accounting Standards (SFAS) No. 123, “Accounting for Stock-Based Compensation” establishes a fair value method of accounting for stock options whereby compensation expense is recognized based on the computed fair value of the options on the grant date. Companies are permitted to use the intrinsic value method provided by Accounting Principles Board Opinion (APB) No. 25, “Accounting for Stock Issued to Employees.” If a company adopts the latter option it is required to make pro forma disclosure in the footnotes to the financial statements using the measurement provisions of SFAS No. 123.

In light of the current debate about the appropriate accounting treatment of employee stock options, Capitol has reviewed the desirability of continuing to follow APB 25, thus not recognizing an expense at the time options are granted. While Capitol does not object in principle to recognizing a compensation expense at the time it grants stock options, it believes that, at the current time there does not exist a reliable, objective and well-understood means of valuing options at the time they are granted. The most widely-used valuation methods require assumptions about stock price volatility and the effective life of stock options. The value determined using these methods tends to be highly sensitive to these assumptions and can vary significantly depending on the assumptions made.

Until such time as the Financial Accounting Standards Board or the SEC has promulgated clearer rules than now exist governing the proper method of expensing options and valuing options issued under equity compensation plans, Capitol has determined to continue to account for its stock-based compensation in accordance with the provisions of APB No. 25.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Capitol’s banking subsidiaries have, in the normal course of business, made loans to certain directors and officers of Capitol and its subsidiaries and to organizations in which certain directors and officers have an interest. In the opinion of management, such loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility or present other unfavorable features.

Portage Commerce Bank leases its primary banking facility from Portage Commerce Investors LLC. Messrs. Kasten and Becker are members of the limited liability leasing entity. Rent paid by Portage Commerce Bank to the leasing entity amounted to $223,528 in 2003. Brighton Commerce Bank leases its primary banking facility from Tri-O Development. Three of Mr. O’Leary’s adult children are members of the leasing entity. Rent paid by Brighton Commerce Bank to the leasing entity amounted to $230,148 in 2003. Capitol and Capitol National Bank paid rent and tenant improvements of $983,488 during 2003 for their principal offices at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan to Business & Trade Center Limited, a Michigan limited partnership, under lease agreements with expiration dates ranging from 2001 to 2003 and portions of which are renewable for periods of 2.5 years. Joseph D. Reid and L. Douglas Johns are partners of the Partnership. East Valley Community Bank has a lease agreement with Chandler Properties Group, L.L.C. of which Messrs. Kasten, Lopez and Devine are members. East Valley Community Bank paid $94,367 in rent during 2003. The lease rates represent what Capitol believes to be fair market value in the respective markets. All leasing arrangements which involve insiders have been approved by Capitol’s ethics committee and reported to bank regulatory agencies prior to their commencement.

Brian K. English is an attorney and full-time employee of Capitol and serves as a corporate officer and as General Counsel. Mr. English is licensed to practice law in four states including Arizona and Michigan. Mr. English is the son-in-law of Joseph D. Reid and the husband of Cristin Reid English. Mr. English was paid $173,864 in 2003. Capitol also employs Joseph D. Reid III, a corporate officer and an attorney. He is the son of Joseph D. Reid and the brother of Cristin Reid English and was paid $110,837 in 2003.

Capitol and its subsidiaries, on a consolidated basis, own approximately 30% of the outstanding common stock of Access BIDCO, LLC, with an aggregate carrying value of $1,335,240, at December 31, 2003. Joseph D. Reid, Chairman and Chief Executive Officer of Access BIDCO, LLC serves as a director of Access BIDCO and its majority-owned subsidiary, Onset BIDCO.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

BDO Seidman, LLP served as independent auditors for Capitol for the year ended December 31, 2003. Representatives of BDO Seidman, LLP will be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, including matters relating to the conduct of the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Capitol. In addition to solicitations by mail, directors, officers and regular employees of Capitol may solicit proxies personally or by telephone without additional compensation.

Capitol’s 2003 Annual Report to Shareholders is being provided herewith. Any shareholder who does not receive a copy of the Annual Report may obtain a copy by writing Capitol. The Annual Report also may be viewed by accessing Capitol’s web site at http://www.capitolbancorp.com. The annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

FORM 10-K

A copy of Capitol’s 2003 Form 10-K, without exhibits, is available to shareholders without charge upon written request to: Capitol Bancorp Limited, Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan 48933.

Form 10-K, and certain other periodic filings are filed with the Securities and Exchange Commission. The SEC maintains an Internet web site that contains reports, proxy and information statements and other information regarding companies which file electronically (which includes Capitol). The SEC’s web site address is http:\\www.sec.gov. Capitol’s filings with the SEC can also be accessed through Capitol’s web site, http:\\www.capitolbancorp.com.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in Capitol’s proxy material for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Capitol’s main office at Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan 48933, no later than December 9, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

INCORPORATION BY REFERENCE

The sections of this Proxy Statement entitled “Audit Committee Report,” “Compensation Committee Report” and “Performance Graph” do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the company specifically incorporates them by reference therein.

BY ORDER OF THE BOARD OF DIRECTORS,

JOSEPH D. REID
Chairman of the Board

PROXY CAPITOL BANCORP LIMITED One Business & Trade Center
200 Washington Square North
Lansing, MI 48933

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph D. Reid and David O’Leary as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Capitol Bancorp Limited held of record by the undersigned on March 19, 2004 at the Annual Meeting of Shareholders to be held on May 6, 2004, or any adjournment thereof.

The Board of Directors recommends a vote FOR the following Proposal:

1.	Election of Directors:

☐	FOR all nominees listed	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
(except as marked to the contrary)

(01) Louis G. Allen	(06) Michael J. Devine	(11) Kathleen A. Gaskin	(16) John S. Lewis	(21) Myrl D. Nofziger
(02) Paul R. Ballard	(07) Cristin Reid English	(12) H. Nicholas Genova	(17) Humberto S. Lopez	(22) David O’Leary
(03) David L. Becker	(08) James C. Epolito	(13) Michael F. Hannley	(18) Leonard Maas	(23) Joseph D. Reid
(04) Robert C. Carr	(09) Gary A. Falkenberg	(14) Lewis D. Johns	(19) Lyle W. Miller	(24) Ronald K. Sable
(05) Douglas E. Crist	(10) Joel I. Ferguson	(15) Michael L. Kasten	(20) Kathryn L. Munro

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

(Continued and to be signed on the reverse side)

PERFORATION

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” the Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date	, 2004

Signature

Signature

(if held jointly)

Please indicate whether you plan to attend the Annual Meeting of Shareholders: ☐ WILL ATTEND NUMBER OF PERSONS ☐ WILL NOT ATTEND

PERFORATION

YOU CAN VOTE IN ONE OF THREE WAYS:

TO VOTE BY TELEPHONE:

Using a touch-tone telephone, call toll free 1-800-758-6973 and follow the recorded instructions.

TO VOTE BY INTERNET:

Log on to the Internet and go to the website http://www.eproxyvote.com/cbc and follow the instructions on the screen.

Shares may be voted by telephone and Internet 24 hours a day, 7 days a week until 5:00 p.m. CDT,
May 5, 2004, the day before the Annual Meeting.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.
You will be asked to enter a proxy control number, which is located in the lower right-hand corner of your proxy card.

If you vote by telephone or Internet, there is no need to return your proxy card by mail.

TO VOTE BY MAIL:

Mark, sign and date the proxy card below. Detach the card and return it in the envelope provided.

IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, DETACH PROXY CARD AND RETURN.

Appendix A

CAPITOL BANCORP
LIMITED

Community Bank Presidents – New York City, June 24, 2003

COMMUNITY BANKS

CAPITOL BANCORP LIMITED

Community Banks

CAPITOL BANCORP LIMITED COMMUNITY BANKS

CALIFORNIA REGION:
Bank of Escondido
Napa Community Bank
Sunrise Bank of San Diego
Sunrise Bank-Orange County LPO

GREAT LAKES REGION:
INDIANA
Elkhart Community Bank
Goshen Community Bank

MICHIGAN
Ann Arbor Commerce Bank
Brighton Commerce Bank
Capitol National Bank
Detroit Commerce Bank
Grand Haven Bank
Kent Commerce Bank
Macomb Community Bank
Muskegon Commerce Bank
Oakland Commerce Bank
Paragon Bank & Trust
Portage Commerce Bank

SOUTHEAST REGION:
GEORGIA
Sunrise Bank-Atlanta LPO

NORTH CAROLINA
First Carolina State Bank
(pending)

SOUTHWEST REGION:
ARIZONA
Arrowhead Community Bank
Bank of Tucson
Camelback Community Bank
East Valley Community Bank
Mesa Bank
Southern Arizona Community Bank
Sunrise Bank of Arizona
Valley First Community Bank
Yuma Community Bank

NEVADA
Bank of Las Vegas
Black Mountain Community Bank
Desert Community Bank
Red Rock Community Bank

NEW MEXICO
Sunrise Bank of Albuquerque

TEXAS
Sunrise Bank-Dallas LPO
Sunrise Bank-Houston LPO

RESIDENTIAL MORTGAGE AFFILIATE:
Amera Mortgage Corporation

TO OUR SHAREHOLDERS

From the Chairman

Dear Shareholder:

Capitol Bancorp Limited (CBC) is recognized as a unique banking company in the United States today. In legal structure, CBC is a bank holding company (which means it has banks as subsidiaries). However, CBC defines itself as a bank development company. What sets us apart from other bank holding companies is our focus on bank development as a core business. The CBC bank model, with proven success, serves as a vehicle for organic growth in an industry where other banking companies have focused on either branch banking or acquisitions. The CBC bank model is important because it fosters relationship banking which is based on professional service in contrast to transaction volume banking of larger institutions which focuses on retail distribution.

The banking industry today is currently divided between the professional service providers and the retail product distributors. The CBC banker is a professional service provider.

At December 31, 2003, the CBC banking network consisted of 30 separately chartered community banks. Each of these banks has a different name, distinctly associated with their individual communities. Each bank’s individual focus is on it’s community, it’s customers, it’s business and financial performance. Each bank has its own board of directors comprised of business leaders and other professionals drawn from that community. Each has full, local decision-making authority in all matters affecting the customer in lending and deposit transactions.

CBC’s role has been as an investor, mentor, and back-office service provider. As investor, CBC closely monitors the financial performance of its subsidiary banks, providing assistance and guidance when and where necessary to enhance bank performance. CBC’s mentoring role is most active with its youngest affiliates where guidance is needed through the bank’s early formative stages. CBC provides efficient back-office service to all of its banks in the functions which can be performed centrally and do not involve a direct interface with the bank customer such as accounting, data and item processing, human resource administration, legal support, risk management, internal audit, credit administration and capital adequacy.

Our History Suggests Our Future

Our growth over the past five years serves as the ultimate indicator of our strategic path and of the soundness of our banking model.

• Banks During the fourth quarter we completed the organization of our newest affiliate, Bank of Escondido, which opened for business in Escondido, California. This marks our third banking organization based in the state of California. Over the past five years we have added 15 new banks to our affiliated group.

• Assets Year-end 2003 resulted in consolidated assets in excess of $2.7 billion, from $2.4 billion in 2002. It was five years ago we reported consolidated assets of $1 billion. Our compound asset growth rate over the past five years averages 22 percent per year. This rate of growth has led to our inclusion in Fortune Magazine’s top 100 small cap-growth companies during 2003. Although the Great Lakes Region is largest, measured by assets ($1.5 billion), the combined regions of both the Southwest and California are rapidly gaining in size ($1.2 billion).

• Operating Revenue In 2003 we generated $135 million in operating revenue, up from $116 million in 2002. Our operating revenue

 2

was $37 million in 1998. Our progress since then represents a 30 percent compound average growth rate over this term.

• Consolidated Earnings In 2003 this important performance standard increased to $23.4 million ($16.7 million in 2002). In 1998 we reported $4.6 million. This represents a 38 percent compound average growth rate over the past five years.

• Earnings Per Share In 1998 we reported earnings per share of $0.72. In 2003 our earnings per share was $1.77 ($1.57 in 2002). This represents a compound average growth rate over the past five years of 20 percent per year.

• Share Base In 1998 there were 6.3 million shares of common stock outstanding. At the end of 2003 our outstanding shares had grown to 14 million. This represents a compound average increase in our share base of 17 percent over the past five years.

Events of 2003

Notable events occurring during 2003 include the following:

• Capital Total stockholders’ equity approximated $219 million at year-end 2003, an increase of $59 million for the year. The 2003 increase in stockholders’ equity includes earnings (less dividends paid) and proceeds from the issuance of common stock. A substantial portion of the increase in stockholders’ equity was the result of a number of share exchange transactions which reduced minority interest in consolidated subsidiaries. Book value per share of common stock was $15.60 at year-end 2003, compared with $13.72 at year-end 2002. Cash dividends of $0.51 were paid in 2003 compared to $0.44 in 2002 and $0.40 in 2001.

In 2003 there were three private placements of pooled trust-preferred securities totaling $40 million. Total capitalization at year-end 2003 amounted to $340.7 million or 12.4 percent of total assets. This compares to $239.6 million or 9.9% of total assets at year-end 2002.

• Acquisitions Eight majority-owned banks became wholly-owned in 2003. In each of these acquisitions, the shares acquired from the minority shareholders were exchanged for Capitol’s common stock according to fixed exchange ratios. The exchanges with Black Mountain Community Bank, Desert Community Bank, Elkhart Community Bank and Red Rock Community Bank were completed effective July 31, 2003 and resulted in the issuance of approximately 1,000,000 common shares. Share exchanges regarding Arrowhead Community Bank, Goshen Community Bank, Sunrise Bank of Albuquerque and Yuma Community Bank were completed effective December 31, 2003 and resulted in the issuance of approximately 345,000 shares of CBC common stock.

• First Carolina State Bank CBC entered into a definitive agreement in December 2003 to acquire 100 percent of the outstanding common shares of First Carolina State Bank located in Rocky Mount, North Carolina. It is anticipated that the transaction will close before the end of the first quarter of 2004. Barring any impediment, this will mark CBC’s first banking organization in the southeastern region, which is an important step for CBC. First Carolina State Bank is approximately three years old and closely follows the banking model which has become the hallmark of CBC community banks.

• Listing On The New York Stock Exchange In June of 2003, CBC changed its listing from the Nasdaq to the New York Stock Exchange. Among the benefits derived through this effort is an increased awareness of CBC’s activities in the banking industry. Although none of our existing banks would qualify for listing on the New York Stock Exchange separately, the combined affiliation of our community banks more than qualifies and demonstrates the strength of our affiliated bank organization. We have witnessed improved visibility and share-price stability from this move.

Building to Last

• Management Strategy Our management strategy recognizes the value of maintaining the spirit of our bank model, the “CBC model.” The CBC bank model promotes individuality, including charter, local board, local brand and

 3

local decision making. Notably, we believe that extensive branching can operate to dilute the inherent benefits of the model in delivering a high level of relationship banking service to a select group of customers. Branching proposals at any of our banks are examined carefully before being undertaken.

It is universally acknowledged that critical banking support functions such as accounting, data processing, credit administration, risk management and human resource administration serve our shareholders best if operated on a scale so as to maximize efficiency. Operating these functions on a consolidated basis serves to dispel the notion that each of our small banks is “too expensive to succeed,” unlike many small stand-alone independent community banks lacking access to shared resources, such as ours. The efficiencies of shared resources, however, cannot be allowed to violate the individuality and spirit of the CBC bank model.

There is, therefore, a delicate balance between preservation of the individuality of our banks and their entrepreneurial spirit on the one hand and the achievement of maximum operating efficiencies gained through shared resources on the other. Maintaining that balance is a difficult but critical undertaking for corporate management.

• A Sense Of Direction Our board of directors has unanimously endorsed a long-term building strategy. We recognize that our bank model works. We recognize that the opportunity to build additional banking affiliates through this model is currently unlimited from a practical point of view. We recognize that the continued development of community bank affiliates serves to deliver a greater value to our shareholders than short-term value-maximizing efforts.

Fundamentally, as long as bank development opportunities exist, and as long as the model continues to be well received in the marketplace, our corporate strategy ought to be “building to last.” Distractions or deviations from this strategy should not blur the focus of this commitment.

Conclusion

A building-to-last strategy is driven by earnings growth. We recognize that earnings growth cannot take a sabbatical for the benefit of corporate development. Both earnings growth and corporate development, properly blended, serve as the formula for enhancing shareholder value. The past five years of operation suggest that we have implemented a formula that achieves this objective. To this end we will stay the course.

Thank you for your support of our efforts.

Joseph D. Reid
Chairman & CEO

 4

CAPITOL BANCORP LIMITED

Board of Directors

Capitol Bancorp Limited Board of Directors
New York City
June 24, 2003

Louis G. Allen
Retired Banker

Paul R. Ballard
Retired President & CEO
Portage Commerce Bank

David L. Becker
Retired Founder
Becker Insurance Agency, P.C.

Robert C. Carr
Executive Vice President & Treasurer
Capitol Bancorp Limited

Douglas E. Crist
President
Developers of SW Florida, Inc.

Michael J. Devine
Attorney at Law

Cristin Reid English
Chief Administrative Officer
Capitol Bancorp Limited

James C. Epolito
President & CEO
The Accident Fund Company

Gary A. Falkenberg
Gary A. Falkenberg, D.O., P.C.

Joel I. Ferguson
Chairman
Ferguson Development

Kathleen A. Gaskin
Associate Broker/State Appraiser
Tomie Raines, Inc. Realtors

H. Nicholas Genova
Chairman & CEO
Washtenaw News Co. Inc.
H.N. Genova Development

Michael F. Hannley
President & CEO
Bank of Tucson

Lewis D. Johns
President
Mid-Michigan Investment Co.

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

John S. Lewis
President-Western Regions
Capitol Bancorp Limited

Humberto S. Lopez
President
HSL Properties, Inc.

Leonard Maas
President
L & M Maas Investments, LLC

Lyle W. Miller
President
L.W. Miller Holding Company

Kathryn L. Munro
Chairman & CEO
Bridge West, LLC

Myrl D. Nofziger
President
Hoogenboom Nofziger

David J. O’Leary
Chairman
O’Leary Paint Company

Joseph D. Reid
Chairman & CEO
Capitol Bancorp Limited

Ronald K. Sable
President
Concord Solutions Ltd.

5

ANN ARBOR COMMERCE BANK

Building lasting relationships...creating lifetime value.

BOARD OF DIRECTORS

Richard G. Dorner
President & CEO
Ann Arbor Commerce Bank

James A. Fajen
Attorney at Law
Fajen & Miller, P.L.L.C.

James W. Finn
Chairman & CEO
Finn’s-JM&J Insurance Agency, Inc.

H. Nicholas Genova
Chairman & CEO
Washtenaw News Co., Inc.
H.N. Genova Development

Richard M. Greene
Consultant
Richard Greene Point Training

Marilyn D. Katz-Pek
Managing Partner
Biotechnology Business Consultants

James C. Keen, Sr.
CEO
Cliff Keen Athletic

David W. Lutton
President
Charles Reinhart Company Realtors

Fritz Seyferth
Principal
Fritz Seyferth & Associates

Carl Van Appledorn, M.D.
President & COO
Urological Surgery Associates, P.C.

Warren E. Wright
Chairman & Partner
Renosol Corporation

OFFICERS

James A. Fajen
Chairman

Warren E. Wright
Secretary

Richard G. Dorner
President & CEO

Clifford G. Sheldon
Executive Vice President

John J. Wilkins
Senior Vice President

Mary Hayes
First Vice President

Alan M. Dailey
Vice President

Mary D. Gyorke
Vice President

Patrick J. McKeon
Vice President

Louise A. Morse
Vice President & Cashier

John Nixon III
Vice President

James J. Plummer
Vice President

Bryan T. Singer
Vice President

Richard G. Tice
Vice President

“As part of the Capitol Bancorp Limited family, we are able to provide our customers and staff the best of both worlds. Our shared resources enable us to offer cutting-edge technology, products, and services, while maintaining our focus and presence within the community.”

John J. Wilkins
Senior Vice President & Senior Lender
Ann Arbor Commerce Bank

Ann Arbor Commerce Bank is the leading community bank in a very competitive Ann Arbor-area market, and this experience helps them provide solid leadership within the Capitol Bancorp family of community banks.

As the largest bank in the Capitol Bancorp family, Ann Arbor Commerce Bank takes the lead on innovative marketing strategies and product branding and continues to enjoy strong earnings while expanding services for its clients.

•	Largest affiliate bank

•	Enhancing relationships

•	Expanding services

•	Leadership in Ann Arbor

During 2003, Ann Arbor Commerce Bank continued to attract new clientele. Its focus in 2004 will be on the retention and enhancement of existing banking relationships. With this goal in mind the bank has expanded its Business Banking Department, expanded and enhanced its Courier Operation Center, added an officer within the Mortgage Department and appointed a trust officer in the Trust and Investment Department.

Ann Arbor Commerce Bank’s community involvement is extensive. As a community bank, the officers, directors and staff focus on channeling their time, energy and financial resources in Washtenaw County, the bank’s primary service area. A committee, representing major areas of the bank, systematically reviews all community involvement requests, with preference given to organizations that do business with the bank, or where bank directors, officers and staff are currently active. Furthermore, the bank takes pride in supporting a wide array of not-for-profit organizations that enhance the quality of life for all Washtenaw County residents.

By helping others prosper, Ann Arbor Commerce Bank has ensured its own continued prosperity as well.

Ann Arbor Commerce Bank

2950 State Street South
Ann Arbor, MI 48104
734-887-3100

www.annarborcommerce.com

Richard G. Dorner
President & CEO

FOUNDED: OCTOBER 1, 1990
6	GREAT LAKES REGION

ARROWHEAD COMMUNITY BANK

...a relationship you can bank on.

“We are part of a vibrant, growing community and it is our privilege to work hand-in-hand with bank clients and community organizations to further enhance the West Valley as a desirable place in which to live, establish businesses and raise our families.”

Arlene Kulzer
President
Arrowhead Community Bank

Arrowhead Community Bank received recognition in 2003 for its many accomplishments. After only three years in the market, the bank realized significant growth as its name became synonymous with quality financial services and positive community action.

•	Received Award for Excellence for Corporate Volunteerism from the Maricopa County Volunteer Center

•	Winner of the Building Business Award in WESTMARC’s “Best of the West” annual awards program

•	Ranked number six in Arizona’s Top 100 Business Lenders by BizAZ Magazine

On the business front, residential lending reached a record high as more than 200 mortgage loans were closed during the year. The bank’s equipment leasing and commercial loan programs experienced solid growth and online banking increased in popularity as clients embraced alternative ways of conducting business.

Recognizing a need to communicate news about bank products, clients and community activities, the bank introduced Bank Note$, a multi-media newsletter linking the bank, its board, clients and the community.

With a commitment to serve as a catalyst for positive change, it’s easy to see why bank president Arlene Kulzer was recognized by the Phoenix Business Journal as one of the 100 most influential business people in the Valley of the Sun in 2003. She shares this recognition with her colleagues at Arrowhead Community Bank who believe as she does—that an integral part of being a community bank is leveraging resources, expertise and energy to make the community where you do business vibrant, desirable and economically sound.

Arrowhead Community Bank

17235 North 75th Avenue, Suite B100
Glendale, AZ 85308
623-776-0800

www.arrowheadcommunitybank.com

Arlene Kulzer
President

BOARD OF DIRECTORS

Shelley L. Bade
RPA, President
Bade Commercial Services, Inc.

W. Patrick Daggett
CPA
Daggett & Daggett, LLP

Michael J. Devine
Attorney at Law

Richard J. Hilde
Owner & CEO
EPW, Inc.

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Arlene Kulzer
President
Arrowhead Community Bank

Dennis E. Landauer
CPA
American Express Tax
& Business Services

Dr. Elaine P. Maimon
CEO
Arizona State University West

James J. McCue
Aviation Consultant
Sherwin Industries

Terrance C. Mead
Attorney at Law
Mead & Associates

John C. Ogden
President & CEO
SunCor Development Company

Carol A. Poore
Vice Provost
Arizona State University West

Richard A. Shelton
Executive Director
Symphony of the West Valley

OFFICERS

Michael L. Kasten
Chairman

John C. Ogden
Vice Chairman

Joseph D. Reid
CEO

James J. McCue
Secretary

Arlene Kulzer
President

Dennis E. Landauer
Chair, Directors Loan Committee

Gary L. Weitner
Executive Vice President/CCO

William H. Smith
Senior Vice President

Deborah M. Charlesworth
Senior Vice President

Barry S. Edwards
Senior Vice President

Daniel D. Luglan
Vice President

Cathy Mireles
Vice President

Ursula L. Jackson
Vice President

FOUNDED: SEPTEMBER 21, 2000
	SOUTHWEST REGION	7

BANK OF ESCONDIDO

Relationship banking backed by local experience.

BOARD OF DIRECTORS

Scott R. Andrews
Secretary
President & COO
First California Southern Bancorp

Robert M. Cahan
President
Cahan Properties

Richard J. Fleck
President
Southland Paving, Inc.

Marvin L. Gilbert
President
North County Insurance

L. Richard Greenstein, M.D.
Medical Director
Escondido Surgery Center

Ronald G. Guiles
Senior Partner
GEM Educational Consultants

Mark E. Hayes
Owner
Mark E. Hayes CPA

John S. Lewis
President - Western Regions
Capitol Bancorp Limited

Michael F. Murphy
President
Computer Protection Technology, Inc.

Michael R. Peters
President & CEO
Bank of Escondido

OFFICERS

John S. Lewis
Chairman

Scott R. Andrews
Secretary

Michael R. Peters
President & CEO

Glenn Marshall
Executive Vice President & CCO

Linda I. Blakley
Vice President

Christopher S. Burt
Vice President

“It has been very rewarding to work with the Bank of Escondido team. Each member takes pride of ownership in the organization, which is evident from the moment a customer walks in the door. The customer is made to feel welcome and their business is appreciated. I am proud to be associated with such a professional, dynamic group of people.

The quality of the customer base is the finest that I have seen in banking. These are loyal customers who tell their friends about us, and help our bank to grow.”

Mike Murphy
Bank of Escondido
Board of Directors

Bank of Escondido made its grand entrance in October 2003 and exceeded all expectations right from the beginning by raising $9.9 million in capital in just three days. President Michael Peters saw the perfect opportunity to create a locally-managed bank that the community needed and wanted, and in the first three months of business, experienced stellar performance:

•	Total deposits grew to $17.4 million at December 31, 2003

•	Total assets exceeded $26.8 million at year end 2003

Bank of Escondido is proud of its core values, which are the foundation of the Capitol Bancorp model. One of these core values, Community Commitment, is near and dear to the hearts of all its employees and they have already taken an active role in several events to support the needs of the community. Service to customers is a top priority, and is noticed by customers as evidenced by the bank’s phenomenal growth in just three months of operation. Mike attributes the bank’s success to the support of its investors, the community, and the loyalty and performance of the bank’s great staff.

Bank of Escondido

200 West Grand Avenue
Escondido, CA 92025
760-520-0400

www.bankescondido.com

Michael R. Peters
President & CEO

FOUNDED: OCTOBER 14, 2003
8	CALIFORNIA REGION

BANK OF LAS VEGAS

Banking Las Vegas!

“As a bank and as a board, we’ve grown tremendously. There is a great spirit of camaraderie between the bank staff and the board members. With the move into our new location, we now have a “home” which serves as the foundation for the teamwork that makes Bank of Las Vegas successful.”

Darlene Compsey
Bank of Las Vegas
Board of Directors

“We’re in the people business. Good relationships are crucial to our success and we are growing because of the referrals we receive from our board members and current customers.”

Vince Ciminise
President
Bank of Las Vegas

•	Moved into new permanent offices

•	Added a residential mortgage officer

•	Launched a financial education program for high school students

As validation that this community bank is here to stay, Bank of Las Vegas moved into its new 6,500 square foot location in May. After a little more than a year in temporary quarters, the team settled into its new home in Bodega Business Park. Staffed by a team of bankers with close to 300 years of combined financial services experience, Bank of Las Vegas continued to expand its product and services offerings and launched a new community outreach program.

The demand for residential mortgages and home refinancing resulted in the addition of a dedicated mortgage officer to the staff. The team also focused on aggressive business development, which brought in close to 190 new account relationships and contributed to a 32 percent increase in assets over year-end 2002.

A new focus was placed on community outreach efforts as the bank launched the MoneySmart program at Silverado High School to help young people increase their financial literacy. The program was so well received that it will be expanded into more classes next year and will also be made available to community organizations interested in learning more about sound financial management.

Bank of Las Vegas

6001 S. Decatur, Suite P
Las Vegas, NV 89118
702-939-2400

www.bankoflasvegas.com

Vincent J. Ciminise
President

BOARD OF DIRECTORS

Vincent J. Ciminise
President
Bank of Las Vegas

Darlene Copsey
Secretary/Treasurer
The Alpha Group Ltd.

Michael J. Devine
Attorney at Law

Leo N. Durant
Owner
LND Construction

Scott R. Gragson
Managing Partner
GKT Acquisitions

Donald K. Hamrick
Owner & Vice President
Accent Auto Body

Darryl J. Hardy
Vice President
Hardy Painting & Drywall

Alan R. Houldsworth
Partner
Houldsworth & Company, CPAs

Charles L. Lasky
President
Lasky, Fifarek & Hogan, P.C.

Joseph D. Reid III
Corporate Counsel
Capitol Bancorp Limited

Philip T. Saunders
Retired Executive
General Motors Corporation

OFFICERS

Charles L. Lasky
Chairman

Michael J. Devine
Vice Chairman

Charles L. Lasky
Secretary

Vincent J. Ciminise
President

Roger S. Mellies
Executive Vice President & CCO

Carol A. Clemens
Senior Vice President

Paul J. Dreschler
Senior Vice President

William C. Russell
Senior Vice President

Debbie V. Clark
Vice President

Jerry R. Morgan
Vice President

FOUNDED: FEBRUARY 11, 2002
	SOUTHWEST REGION	9

BANK OF TUCSON

Bank of Tucson now serving all of Southern Arizona.

BOARD OF DIRECTORS

Bruce I. Ash
Vice President
Paul Ash Management, LLC

Slivy Edmonds Cotton
Senior Managing Director
The Edmonds Group

Michael J. Devine
Attorney at Law

Brian K. English
General Counsel
Capitol Bancorp Limited

Richard N. Flynn
President
Flynn & Associates

Michael F. Hannley
President & CEO
Bank of Tucson

Michael J. Harris
Associate Broker
Long Realty Company

Richard F. Imwalle
President
University of Arizona Foundation

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Burton J. Kinerk
Attorney at Law
Kinerk, Beal, Schmidt & Dyer, PC

Humberto S. Lopez
President
HSL Properties, Inc.

Lyn M. Papanikolas
Realtor
Long Realty Company

OFFICERS

Richard F. Imwalle
Chairman

Michael J. Devine
Vice Chairman

Richard N. Flynn
Secretary

Michael F. Hannley
President & CEO

C. David Foust
Executive Vice President & CCO

David A. Esquivel
Senior Vice President

Sandi L. Smithe
Senior Vice President

Catherine C. Garcia
Vice President

“We are a local business that happens to be a bank. We run our business the same as any other successful company in Tucson and are always looking for ways to expand the bank’s value to stockholders and to the community.”

Mike Hannley
President & CEO
Bank of Tucson

“You feel the energy the second you walk into Bank of Tucson. This is a “can do” bank when it comes to service with a smile - from the tellers, to the loan officers, to the Board of Directors.”

Larry Cesare
Owner/The Viscount Suite Hotel
Bank of Tucson Customer

•	Loan production office opened in Nogales, Arizona

•	Customized solutions serve major Tucson hospitals and water companies

Bank of Tucson continues to blaze the trail for Capitol Bancorp Limited’s banks in the Western Regions and will reach a significant milestone when it celebrates its eighth anniversary in June 2004. Bank of Tucson is the first Capitol Bancorp bank opened in the Western region.

The bank maintains an entrepreneurial business environment and adheres to the philosophy “to go where the opportunities are.” Recognizing an ideal expansion opportunity, Bank of Tucson opened an office in Nogales, Arizona in 2003 to serve the local business community. Nogales, a significant port of entry for over 70 percent of winter produce consumed in the United States, is a market currently being neglected by the larger banks and the time was right to establish an office and provide the personalized service needed in this city.

Bank of Tucson continues to maximize opportunities through its services offerings. In 2003 it began processing bills and payments for two of Tucson’s largest hospitals. It also provided automated collection facilities for local water companies through an exclusive automated processing system established and customized for many uses by the bank.

Bank of Tucson

4400 East Broadway
Tucson, AZ 85711
520-321-4500

www.bankoftucson.com

Real Estate Division
520-324-0255

Nogales Office
610 N. Morley Avenue
Nogales, AZ 85621
520-397-9220

Michael F. Hannley
President & CEO

FOUNDED: JUNE 27, 1996
10	SOUTHWEST REGION

BLACK MOUNTAIN COMMUNITY BANK

... banking the way you remember.

“Our vision of the Bank being a special place to work has been successful and our customers have benefited from it.”

Pete Atkinson
President
Black Mountain Community Bank

Black Mountain Community Bank has developed into a strong performing bank in just over 3½ years. Much of the credit goes to a dedicated staff that represents more than 320 years of combined banking experience and has been in place since the bank opened. The bank experienced zero staff turnover last year and seven of the original eight employees remain.

Highlights of 2003 include:

•	Return on equity exceeded 14 percent

•	Community outreach helped foster kids and seniors

•	Focus on the medical community benefited the bank and the community

Key to Black Mountain’s success is identifying community needs and then mobilizing employees, directors, and customers to address those needs. One example in 2003 was raising $2,700 in four hours to ensure that a program for foster children could provide holiday gifts for all participants. The bank team also worked with local assisted living homes to provide gifts for seniors without families.

Additionally, using sound business practices to enrich the community is a bank fundamental. With city growth outpacing the availability of medical professionals, the bank looked for opportunities to help doctors and dentists establish their practices. We have helped more than 30 of these professionals and realized a 100 percent success rate.

Credit for the bank’s success also goes to its shareholders who provided a portion of the bank’s start-up capital and who also elected mid-year to exchange their privately-held Black Mountain Community Bank stock for shares in the bank’s publicly traded parent company, Capitol Bancorp Limited.

“The biggest key to the bank’s success has been a never-wavering focus on making our customers our number one priority. As long as we never forget where we started, we can get where we want to go.”

Chris Samson
Black Mountain Community Bank
Board of Directors

Black Mountain Community Bank

1700 West Horizon Ridge Parkway, Suite 101
Henderson, NV 89102
702-990-5900

www.blackmountaincommunitybank.com

Peter M. Atkinson
President & CEO

BOARD OF DIRECTORS

Peter M. Atkinson
President & CEO
Black Mountain
Community Bank

Michael D. Ballard
President
Ballard Communications, Inc.

Michael J. Devine
Attorney at Law

Betty A. Kincaid
President
Southwest Exchange Corporation

Charles L. Lasky
President
Lasky, Fifarek & Hogan, P.C.

Claire M. MacDonald
VP/Owner
MacDonald Properties

Michael J. Mixer
Corporate Broker
Colliers International

Colleen C.O’Callaghan-Miele
VP & Circulations Manager
H.B.C. Publications

Phillip N. Ralston
Chief Financial Officer & Treasurer
American Nevada Company

Joseph D. Reid III
Corporate Counsel
Capitol Bancorp Limited

Christopher G. Samson
President & Owner
FN Investments Inc.

OFFICERS

Charles L. Lasky
Chairman & Secretary

Michael J. Devine
Vice Chairman

Peter M. Atkinson
President & CEO

David S. Rennick
Executive Vice President & CCO

Dennis L. Monson
Senior Vice President

Michael L. Cureton
Vice President

Kathy M. Lucero
Vice President

Grenell Martin
Vice President

RaMon McBride
Vice President

Shari A. Smith
Vice President & Manager

FOUNDED: MARCH 27, 2000
	SOUTHWEST REGION	11

BRIGHTON COMMERCE BANK

Personalized Service by Local Experienced Personnel.

BOARD OF DIRECTORS

Robert C. Carr
Executive Vice President & Treasurer
Capitol Bancorp Limited

John C. Codere
President
Brighton Block & Concrete

Michael B. Corrigan
President
Corrigan Oil Company, Inc.

Scott C. Griffith
President
ERA Griffith Realty

William A. LaMarra
Chairman & CEO
Excelda Manufacturing

Mark A. Latterman
President
Latterman & Associates, PC

Piet W. Lindhout
CEO
Lindhout Associates Architects AIA

Gary T. Nickerson, Sr.
President & CEO
Brighton Commerce Bank

Candice G. Randolph
Executive Vice President
Randolph Custom Homes

Mitchell J. Stanley
President
Mickey Stanley & Associates

James A. Winchel
President
Colt Park Agency, Inc.

OFFICERS

Robert C. Carr
Chairman

Michael B. Corrigan
Vice Chairman

Candice G. Randolph
Secretary

Gary T. Nickerson, Sr.
President & CEO

Joseph M. Petrucci
Senior Vice President

John Szydzik
Senior Vice President & Cashier

William R. Anderson
Vice President

Mark R. DuShane
Vice President

Linda K. Lavely
Vice President

Thriving communities are known to include financial institutions that serve the needs of local residents and businesses. In Livingston County, Michigan, that institution is Brighton Commerce Bank. Founded in 1997, the bank continues to grow with the community, which is one of the prime areas in the state for residential and commercial development.

•	Veteran staff

•	Knowledgeable board

•	Consistent earnings

With the assistance of its knowledgeable board of directors, dedicated staff and veteran management team, Brighton Commerce Bank consistently meets its goals for growth.

“We have a very closely knit board of directors with representation from the prominent industries in Livingston County. We are familiar with all the local businesses and the individuals that run them, which is critical when it comes to considering loan requests. Our customers appreciate dealing with the experienced staff and officers at Brighton Commerce Bank.”

Michael B. Corrigan
Brighton Commerce Bank
Board of Directors

In 2003, Brighton Commerce Bank expanded into additional space on the second floor of its classically designed office building to provide a larger working area for its lending staff. The bank also installed new signage in front of its building and on its off-site automated teller machines. ATMs are located at Mount Brighton’s year-round recreational facilities and at a busy gas station located near the center of the city.

Brighton Commerce Bank’s standing in the community is evident each November when it kicks off the community’s holiday season with its annual open house. In 2003, community and business leaders joined residents in ushering in the holidays with a festive celebration at the bank. The event served as an occasion for the staff and the directors to say thank-you to their customers.

Brighton Commerce Bank

8700 North Second Street
Brighton, MI 48116
810-220-1199

www.brightoncommerce.com

Gary T. Nickerson, Sr.
President & CEO

FOUNDED: JANUARY 8, 1997
12	GREAT LAKES REGION

CAMELBACK COMMUNITY BANK

The Bank Where You Belong.

“We are committed to providing quality financial solutions. Our first priority is to our community, our clients and prospects as we continuously seek to build our banking relationships. It is this spirit that drives this team to deliver a rock solid banking experience.”

Jim Klussman
Chief Credit Officer
Camelback Community Bank

“Barbara runs her bank like a business, and takes an active leadership role in the business community.”

Trish Bear
President and CEO
I-ology

In 2003, Camelback Community Bank celebrated its fifth anniversary. It took a dream, very high standards and hard work to get Camelback Community Bank where it is today. President Barbara Ralston, the Board of Directors and the Camelback team’s efforts in the community are examples of the bank’s dedication as reflected in their many 2003 achievements:

•	Shirley Agnos, founding bank board member and president of the Arizona Town Hall, selected by Valley Leadership as Woman of the Year

•	Barbara Ralston recognized as one of the “25 Women to Watch in the Banking Industry” by US Banker magazine

•	Barbara Ralston appointed by Arizona governor Janet Napolitano to serve on the School Readiness Board as part of the state’s early education agenda

Special recognition was awarded to Camelback Community Bank which was ranked the number two bank with assets under $156 million in Ranking Arizona: The Best of Arizona Business 200, a public opinion poll conducted and published by Arizona Business Magazine.

During the year, the staff and board members of Camelback Community Bank joined the community in mourning the loss of Jacque Steiner, one of the bank’s founding board members and Arizona’s strongest children’s advocate. Jacque was a past Arizona State Senator and chaired the committee that authorized interstate banking in Arizona. She is fondly remembered by all.

Camelback Community Bank

2777 East Camelback Road, Suite 100
Phoenix, AZ 85016
602-224-5800

www.camelbackbank.com

Barbara J. Ralston
President & CEO

BOARD OF DIRECTORS

Shirley A. Agnos
President
Arizona Town Hall

Cord D. Armstrong
CPA & Manager
Miller Wagner Business Services, Inc.

Larry E. Bryson
President
Lyn-Lar Investments, Inc.

Michael J. Devine
Attorney at Law

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Robert V. Lester
President
Progressive Financial Concepts

John S. Lewis
President - Western Regions
Capitol Bancorp Limited

Tammy A. Linn
Director
Governor’s Community Policy Officer

Susan C. Mulligan
CPA

Earl A. Petznick
President & CEO
Northside Hay Company

Barbara J. Ralston
President & CEO
Camelback Community Bank

Dan A. Robledo
President & CEO
Lawyer’s Title of Arizona, Inc.

OFFICERS

Dan A. Robledo
Chairman

Michael L. Kasten
Vice Chairman

Shirley A. Agnos
Secretary

Barbara J. Ralston
President & CEO

James A. Klussman
Senior Vice President & CCO

Amy Lou Blunt
Vice President

Timothy J. Hoekstra
Vice President

William Von Hatten
Vice President

FOUNDED: MAY 20, 1998
	SOUTHWEST REGION	13

CAPITOL NATIONAL BANK

Smaller Bank. Bigger Service.TM

BOARD OF DIRECTORS

Robert C. Carr
Executive Vice President & Treasurer
Capitol Bancorp Limited

Nan Elizabeth Casey
Attorney at Law
Fraser Law Firm

Charles J. Clark
President
Clark Construction Company

Paula D. Cunningham
President
Lansing Community College

Brian K. English
General Counsel
Capitol Bancorp Limited

David E. Ferguson
President
Ferguson Development

Patrick F. Hayes
President
F.D. Hayes Electric

Richard A. Henderson
President
Henderson & Associates, PC

J. Christopher Holman
Publisher
Greater Lansing Business Monthly

L. Douglas Johns, Jr.
Vice President
Mid-Michigan Investment Company

Kevin A. Kelly
Managing Director
Michigan State Medical Society

Mark A. Latterman
President
Latterman & Associates, PC

Charles J. McDonald
Cashier-Great Lakes Region
Capitol Bancorp Limited

John D. O’Leary
Co-President
O’Leary Paint Company

Patricia A. Reynolds
Development Consultant
Kolt & Serkaian Communications, Inc.

John C. Smythe
President & CEO
Capitol National Bank

OFFICERS

Robert C. Carr
Chairman

Mark A. Latterman
Vice Chairman

Patrick F. Hayes
Secretary

John C. Smythe
President & CEO

John R. Farquhar
Senior Vice President

David E. Feldpausch
Vice President

Lori M. Garcia
Vice President

Theodore M. Terzian
Vice President

As the flagship for the Capitol Bancorp family of community banks, Capitol National Bank has served as the model for the other de novo banks formed since its debut in 1982.

•	Experienced staff

•	Consistent profitability

•	Diverse relationships

•	Third office opens in 2003

The veteran staff at Capitol National includes 11 employees who average close to 17 years with the bank. This level of experience enables the bank to provide a continuity of service to clients and greatly contributes to the bank’s growth and profitability. It is also indicative of the loyalty and dedication felt by employees to a company that values and rewards their many contributions.

“Capitol National’s involvement and business relationships are so diverse and deep within the community that the bank’s profitability remains steady regardless of fluctuations in the economy. It is a very efficiently operated bank that focuses on mutually beneficial long-term relationships.”

Kevin Kelly
Capitol National Bank
Board of Directors

In March, the bank’s third office debuted in Delta Township, which is experiencing rapid commercial, industrial and residential expansion. Located in the western part of Greater Lansing, the new office complements the bank’s main office in downtown Lansing and the Okemos office to the east.

The bank’s community commitment is displayed in its annual contribution to the Help Other People Excel (HOPE) Scholarship Program, which each year provides Lansing Community College scholarships to 500 students who were identified as at-risk while in the seventh grade at Lansing Public Schools.

Capitol National was honored to be selected by Governor Granholm as the exclusive initial distributor of the Great Lake State’s Commemorative Quarter on January 26, 2004. The bank’s Michigan affiliates shared the distribution rights before the commemorative quarter was placed into general circulation.

Capitol National Bank

200 Washington Square North
Lansing, MI 48933
517-484-5080

www.capitolnational.com

Delta Branch
644 Migaldi Drive
Lansing, MI 48917
517-627-8881

Meridian Branch
4792 Marsh Road
Okemos, MI 48864
517-347-1006

John C. Smythe
President & CEO

FOUNDED: NOVEMBER 22, 1982
14	GREAT LAKES REGION

DESERT COMMUNITY BANK

Smaller Bank. Bigger Service.TM

“It’s the cooperation between board members and the professionals at Desert Community Bank that makes it a great place to bank and to work. I have the utmost respect for the level of expertise that the staff and board possess and how they translate that expertise into service to our customers and the community.”

Steve Stiver
Desert Community Bank
Board of Directors - Charter Member

•	Originated more than $2.1 million in SBA loans

•	Created a residential mortgage division

•	Teamed with Valley High School’s Magnet Program

Contributing to the bank’s success in 2003 was the caliber of its lending team. The bank responded to the explosive growth in Las Vegas and the surrounding areas through the creation of a residential mortgage division and the addition of three commercial lenders. Management leveraged their expertise in SBA lending and entered that market with five significant SBA loans.

A milestone was reached in July as Desert Community Bank shareholders voted to exchange their privately-held bank shares for publicly-traded shares of Capitol Bancorp Limited.

Recognizing an opportunity to provide educational opportunities in the community, the bank teamed with Las Vegas Valley High School and The Academy of Travel and Tourism on a program designed to help bridge the gap between the classroom and the demands of the adult workplace. As a graduate of Valley High School, bank president and CEO Jim Howard views these types of educational programs as an investment not only in local youth, but in the future of the community.

He and his staff continue their hands-on involvement in a wide array of community organizations ranging from the Boy Scouts of America to the Latin Chamber of Commerce to the Urban Financial Services Coalition.

Desert Community Bank

3740 South Pecos-McLeod
Las Vegas, NV 89121
702-938-0500

www.desertcommunity.com

James W. Howard
President & CEO

BOARD OF DIRECTORS

Robert J. Andrews
Owner
Quiznos Sub

Tracy R. Bouchard
President
National Title Company

Michael J. Devine
Attorney at Law

Rose M.K. Dominguez
President
Discovery Travel

Garry L. Hayes
President
Law Office of Garry L. Hayes

James W. Howard
President & CEO
Desert Community Bank

Charles L. Lasky
President
Lasky, Fifarek & Hogan, P.C.

John S. Lewis
President – Western Regions
Capitol Bancorp Limited

Leland D. Pace
Partner
Stewart, Archibald & Barney, LLP

Joseph D. Reid III
Corporate Counsel
Capitol Bancorp Limited

Stephen D. Stiver
Retired

OFFICERS

John S. Lewis
Chairman

Michael J. Devine
Vice Chairman

James W. Howard
President & CEO

Charles L. Lasky
Secretary

Al G. Gourrier II
Executive Vice President & CCO

Rodney K. Chaney
Senior Vice President

Eileen S. Hagler
Senior Vice President

Marcel M. Baker
Vice President

Troy I. Morris
Vice President

Michelle Scalzo
Vice President

FOUNDED: AUGUST 6, 1999
	SOUTHWEST REGION	15

DETROIT COMMERCE BANK

Smaller Bank...Better Service...Experience the Difference.

BOARD OF DIRECTORS

Ralph J. Burrell
President
SymCon

Dr. Vivian L. Carpenter
President
Atwater Entertainment Associates

Harold G. Curry
President & CEO
Detroit Commerce Bank

Donald M. Davis, Jr.
VP & Chief Officer-Human Resources Support
Systems Health Alliance Plan

John R. Hirzel
CPA & President
Hirzel, Jackson and Swaine, PC

Joseph D. Reid
Chairman & CEO
Capitol Bancorp Limited

Martha K. Richardson
President
Service Marketing Specialists, Inc.

James F. Stapleton
President
B & R Consultants
SVP, Business Affairs
Detroit Tigers, Inc.

Bruce A. Thomas
Chief of Bank Performance
Capitol Bancorp Limited

Neal F. Zalenko
President & CPA
Zalenko & Associates, Inc.

OFFICERS

Joseph D. Reid
Chairman

Donald M. Davis, Jr.
Secretary

Harold G. Curry
President & CEO

Mark V. McCulloch
Senior Vice President

Valora L. Jackson
Vice President

Detroit Commerce Bank is increasing its visibility in the Detroit market. Harold G. Curry, a Detroit banker for 34 years, was named in mid-year as president of the bank. This appointment followed Michigan Governor Jennifer Granholm’s announcement that she had selected the bank’s founding president, Linda Watters, as commissioner of the state’s Office of Financial and Insurances Services.

•	Respected leadership

•	Enhancing staff, services

•	Commercial loan portfolio grew by 40 percent in six months

•	Referrals on the rise

The staff at Detroit Commerce Bank takes pride in its independence. The increase in commercial lending has resulted in an increase in fee income, demand deposit accounts, and the opportunity to sell savings and investment products to these clients.

New and existing commercial clients are so pleased with the service they receive from Detroit Commerce Bank, they are referring other clients to the bank.

“I’m banking with Detroit Commerce Bank because of the high quality, personalized service I receive. It is a tremendous improvement over our previous bank, where we had done business for more than 70 years. I am comfortable in recommending other businesses switch to Detroit Commerce so they can enjoy the good fortune that I have experienced.”

Charles A. White
President
D&W Oil Co.

Over the past year, Detroit Commerce Bank has enhanced it’s existing staff with the addition of veteran loan officers, underwriting professionals and customer service representatives. The new leadership and expanded staff look to continue the bank’s growth trends in 2004 and beyond.

Detroit Commerce Bank

645 Griswold, Suite 70
Detroit, MI 48226
313-967-9700

www.detroitcommerce.com

Loan Production Office
Charles H. Green
VP/Regional Sales Manager
1545 Peachtree Street, Suite 200
Atlanta, GA 30309
404-504-9850

Harold G. Curry
President & CEO

FOUNDED: DECEMBER 14, 1998
16	GREAT LAKES REGION

EAST VALLEY COMMUNITY BANK

In a word...QUALITY.

“I relish the individualized customer service we all receive at East Valley Community Bank. I view East Valley Community Bank as an extension of my business and the staff as an extension of my team. The larger banks just can’t offer the flexibility, competitiveness and friendly staff like a community bank can. I believed in it so much, I became a board member.”

Donna Davis
East Valley Community Bank
Board of Directors

“East Valley Community Bank has been instrumental in the growth of TPI. They have been there for us when we needed them, spending time to get to know us and tailoring their services to meet our specific needs.”

Ralph Cruz
President & Owner
Technology Providers Inc.

As the only bank headquartered in Chandler, East Valley Community Bank strengthened its premier position in 2003 in a market area identified as one of the fastest growing communities in the nation.

•	Expanded the Board of Directors

•	Established a Mortgage Division

•	Partnered with the City of Chandler to offer a Minority Lending Workshop

The bank welcomed a new chairman and four new board members from different business disciplines to better reflect the diversity of the business community and to broaden its level of expertise. It also established a residential mortgage division with two full-time mortgage lenders and expanded its retail product line to include free online bill paying services.

Quality community involvement continued to set East Valley Community Bank apart from other financial institutions. Giving more than dollars, bank staff provided hands-on involvement in community groups such as Junior Achievement, East Valley Partnership and United Way’s Youth Enhancement program.

The bank also partnered with the City of Chandler to offer a lending workshop for minority business people to discuss the lending process and the steps necessary to obtain financing.

East Valley Community Bank

1940 North Alma School Road
Chandler, AZ 85224
480-726-6500

www.eastvalleybank.com

Gerry J. Smith
President

BOARD OF DIRECTORS

Mark R. Allen
President & Attorney
Mark R. Allen, PC

Blake L. Bottle
Partner
Innovative Financial Solutions

Donna Davis
President & CEO
DIR Group, Inc.

Michael J. Devine
Attorney at Law

Richard D. Frazier
Executive Director
Chandler Regional Hospital Foundation

David L. Heuermann
President
Axis Mortgage & Investments, LLC

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

John S. Lewis
President - Western Regions
Capitol Bancorp Limited

Don B. Lindner
Senior Consultant
Charon ECA

Darra L. Rayndon
Principal & President
Rayndon & Longfellow, PC

Gerry J. Smith
President
East Valley Community Bank

James C. Stratton
President & CEO
Boys & Girls Clubs of Scottsdale

Joseph A. Tameron
CPA & Partner
Skinner, Tameron & Company, LLP

Deborah A. Waitkus
Owner
Golf for Cause

OFFICERS

John S. Lewis
Chairman

Michael J. Devine
Vice Chairman

Michael L. Kasten
Vice Chairman

James C. Stratton
Secretary

Joseph D. Reid
CEO

Gerry J. Smith
President

Kevin L. Sellers
Senior Vice President & CCO

David M. Anderson
Vice President

Cliff L. Bartholomew
Vice President

James C. Laine
Vice President

FOUNDED: JUNE 30, 1999
	SOUTHWEST REGION	17

ELKHART COMMUNITY BANK

Elkhart’s Bank.

BOARD OF DIRECTORS

Nancy B. Banks
Community Volunteer

R. Steven Bennett
President
Voyager Products, Inc.

Kenneth W. Brink
Treasurer
Hart Housing Group, Inc.

Steven L. Brown
President
Elkhart Community Bank

Robert C. Carr
Executive Vice President & Treasurer
Capitol Bancorp Limited

Andrew W. Frech
Chairman & CEO
Ancon Construction Company, Inc.

Curtis T. Hill, Jr.
Attorney at Law
Elkhart Co. Pros. Attorney Office

Richard J. Jensen
Retired

Richard L. Max, Sr.
President & General Manager
Heart City Enterprises House of Herbs

Myrl D. Nofziger
President
Hoogenboom Nofziger

Brian J. Smith, CPA
President
The Heritage Group

Jack E. Welter
President
Elkhart Plastics, Inc.

OFFICERS

Robert C. Carr
Chairman & CEO

Myrl D. Nofziger
Vice Chairman & Secretary

Steven L. Brown
President

Lori A. Faltynski
Vice President

Kenneth L. Kasamis
Vice President

Duane S. Klein
Vice President

Vincent J. VonDerVellen
Vice President

Elkhart Community Bank is making a positive difference in the Elkhart area through excellent customer service and community involvement.

“It’s great to be part of an organization that gives clients what they want – timely, pleasant and personalized service. Seeing the bank get started and develop into a true asset to the Elkhart community has been fun and rewarding. We have a lot to be proud of, and this is only the beginning.”

Brian Smith
Elkhart Community Bank
Board of Directors

In addition to providing a wide array of banking services for businesses and retail customers, Elkhart Community Bank takes pride in supporting projects that revitalize neighborhoods. For instance, the bank is active with the Elkhart Housing Partnership Board, which remodels and upgrades homes in low-income neighborhoods for first-time homeowners. The bank is also active with the Elkhart Chamber of Commerce, Kiwanis Club, Rotary Club, Exchange Club, Elco Theatre and several other not-for-profit groups.

Each year, the bank sponsors a calendar art contest in conjunction with Elkhart Community Schools. Students draw pictures of landmarks in the community and the top 13 pictures are chosen for the calendar. The student artists are awarded $50 U.S. Savings Bonds and their pictures are published in the local newspaper. The calendars are printed by one of the bank’s clients and distributed free of charge to bank clients and prospects.

•	Delivers personalized service

•	Supports neighborhood renewal

•	Extensive community involvement

•	Share exchange with Capitol Bancorp Limited completed

Mid-year 2003, the bank’s shareholders approved a share exchange with Capitol Bancorp Limited wherein they received Capitol Bancorp common stock, which trades on the New York Stock Exchange.

Elkhart Community Bank

303 South Third Street
Elkhart, IN 46516
574-295-9600

www.elkhartbank.com

Steven L. Brown
President

FOUNDED: SEPTEMBER 9, 1999
18	GREAT LAKES REGION

GOSHEN COMMUNITY BANK

We Make People Smile!

The past year was monumental for Goshen Community Bank. The future looks just as impressive, as the bank’s building on West Lincoln Avenue in downtown Goshen gets a facelift and a second story. With a prime location, the bank is preparing for continued growth and success by providing the highest caliber of service to commercial and retail customers throughout the Goshen area.

•	Bank building expanding

•	Seamless share exchange transaction completed

•	Leading SBA lender

•	57 nonprofit agencies assisted

This past December, Goshen stockholders approved a share exchange agreement with Capitol Bancorp Limited. Following the exchange, Goshen Community Bank continues to be a locally-managed bank with a board of directors comprised of business leaders from the Goshen area.

Goshen Community Bank ascended in 2003 to the top 25 U.S. Small Business Administration lenders in the state of Indiana. This would not be possible without dedication to service and developing long-term relationships.

“Three years ago when we needed to move into a bigger building to better serve our wireless internet customers, we turned to Goshen Community Bank for a loan. Since that time, we have purchased a couple of companies and Goshen Community Bank has made that possible. At Goshen Community Bank, I’m not just an account, I’m a customer. ”

Wes Herschberger
President
Maplenet, Inc.

The overall increase in bank services provided to customers in 2003 led to record income for the bank. In 2003, the bank and its staff assisted 57 nonprofit agencies throughout Elkhart County with volunteer contributions of time and money.

As Goshen Community Bank continues to grow, the staff remains focused on what it does best: Providing the community with the highest caliber of service possible.

Goshen Community Bank

511 W. Lincoln Avenue
Goshen, IN 46526
574-533-2006

www.goshenbank.com

Douglas A. Johnston
President

BOARD OF DIRECTORS

Robert C. Carr
Executive Vice President & Treasurer
Capitol Bancorp Limited

David L. Cripe
Doctor of Optometry & Senior Partner
Drs. Cripe & Stephens

Carol M. Ebersole
VP Corporate Development
Goshen Health System

Stephen L. Fidler
President
Kuert Concrete, Inc.

Christopher J. Graff
President & Chairman
Marque, Inc.

Richard A. Hetler, Jr.
Vice President & General Manager
Indiana Wood Products, Inc.

Gregory A. Hoogenboom
Vice President of Development
Hoogenboom Nofziger

Douglas A. Johnston
President
Goshen Community Bank

Matthew J. Pletcher
Partner
Whitcraft & Pletcher

Fred M. Ramser
Retired

Dennis L. Sorg
President
Sorg Dodge, Inc.

Douglas A. Stanley
Owner
Douglas A. Stanley,DDS

Alan L. Weldy
Law Partner
Yoder, Ainlay, Ulmer & Buckingham,LLP

OFFICERS

Robert C. Carr
Chairman & CEO

Gregory A. Hoogenboom
Secretary

Douglas A. Johnston
President

Connie O. Horvath
Vice President

Leah L. Stevens
Vice President

FOUNDED: SEPTEMBER 29, 2000
	GREAT LAKES REGION	19

GRAND HAVEN BANK

Caring Through Involvement.

BOARD OF DIRECTORS

Paul R. Ballard
Retired President & CEO
Portage Commerce Bank

Stanley L. Boelkins
Appraiser
Boelkins & Associates

Thomas A. Creswell
President & CEO
Grand Haven Bank

Mark A. Kleist
Attorney at Law
Scholten and Fant, P. C.

Steven L. Maas
President
Maas Asset Management, Inc.

Michael A. McKeough
President
McKeough Land Company Inc.

Calvin D. Meeusen
Managing Partner
Calvin D. Meeusen, CPA

Bruce A. Thomas
Chief of Bank Performance
Capitol Bancorp Limited

Robert J. Trameri
Retired

John P. Van Eenenaam
Attorney at Law
Scholten and Fant, PC

Bernard J. Wade
President
Advanced Signs, Inc.

Gerald A. Witherell
Associate Broker
ReMax of Grand Haven

OFFICERS

John P. Van Eenenaam
Chairman

Calvin D. Meeusen
Vice Chairman

Steven L. Maas
Secretary

Thomas A. Creswell
President & CEO

Karen K. Benson
Vice President

Christopher P. Cassleman
Vice President

Douglas F. Jones
Vice President

Thomas R. Ladd
Vice President

Betsy S. Lobdell
Vice President

Sherry J. Patterson
Vice President

“It is very rewarding to be a part of the Grand Haven Bank board of directors. There is great personal pride on the part of board members in supporting and helping to guide the bank. The board looks forward to expanding Grand Haven Bank’s presence in the Tri-cities area as we continue to build solid banking relationships in our local community.”

Michael A. McKeough
Grand Haven Bank
Board of Directors

Significant new developments at Grand Haven Bank this year included the addition of a solid new management team with a greater depth of experience.

•	Experienced

•	Committed

•	Friendly and Trustworthy

All of these traits can be attributed to the banking team at Grand Haven Bank.

President and CEO of Grand Haven Bank, Tom Creswell, accepted his new position with enthusiasm. Tom appreciates the opportunity to lead a bank in his own community.

“One of the primary reasons that I accepted this position was to have the chance to work with companies and people in the community... friends I see at the basketball games, service clubs and schools where my children attend. I want to work in a town with people I know and respect and to be part of an organization where decisions can be made quickly and locally. It is nice to be at a bank where people in the community can come in and sit down with anyone in the bank and know that they will get the best service possible.”

The skill and dedication of the staff who work at Grand Haven Bank has always been remarkable. Each employee steps up and makes the extra effort that is needed to take care of their customers so they will feel comfortable and well served.

Grand Haven Bank

333 Washington Avenue
Grand Haven, MI 49417
616-846-1930

www.grandhavenbank.com

Thomas A. Creswell
President & CEO

FOUNDED: MAY 1, 1995
20	GREAT LAKES REGION

KENT COMMERCE BANK

— paying a higher rate of attention.

Kent Commerce Bank has distinguished itself in Michigan with its recognition in 2003 as the “SBA Community Bank Lender of the Year 2002” by the Economic Development Corporation – Certified Development Company (CDC).

Additional recognition was given to Kent Commerce’s 504 Loan Program Specialist, Sandra Bloem, who was awarded the title of “SBA 504 Lender of the Year 2002,” an honor that recognizes her support for the program as evidenced by transactions closed during that year.

“This program benefits the local community as a whole. When a business can gain access to less expensive, longer-term financing, it typically frees working capital for other uses, including growth and expansion. When a business expands and spends more money, hires more people and makes more profit, the whole community benefits.

The CDC is helpful, will go the extra mile to make things work for a customer, and is willing to work through roadblocks. It can be a win-win situation for both the bank and the customer, and help cement a long-term relationship between the commercial lender and the small business client. ”

Sandra L. Bloem
Vice President
Kent Commerce Bank

Kent Commerce expanded its facility in 2003, allowing bank president, David Veen, to move the lending team into the mainstream of other bank activity. This improved accessibility to other bank staff fostered development of professional relationships and increased customer referrals to other bank products.

•	Kent Commerce awarded special recognition by the CDC

•	Facility expansion consolidates Kent Commerce team

Kent Commerce is also proud to provide special recognition to one of its founding directors, Grant Gruel, who retired in 2003. A highly respected member of the Grand Rapids legal community, Grant distinguished himself in the courtroom and as an original organizer of the bank. His continued support during the bank’s evolution is respectfully acknowledged.

Kent Commerce Bank

4050 Lake Drive SE
Grand Rapids, MI 49546
616-974-0200

www.kentcommerce.com

David E. Veen
President & CEO

BOARD OF DIRECTORS

James M. Badaluco
Vice President
S.J. Wisinski & Company

Paul R. Ballard
Retired President & CEO
Portage Commerce Bank

Sharon M. Buursma
Community Leader

Kevin J. Einfeld
President
BDR, Inc.

Gary D. Hensch, CPA
President
Redstone Group, Inc.

R. Ted Hudson
Owner
Prestige Property, Inc.

Harold A. Marks, CPA
Partner
Prangley Marks, LLP

Calvin D. Meeusen, CPA
Managing Partner
Calvin D. Meeusen, CPA

Valerie R. Overheul
President & CEO
Summit Training Source, Inc.

Mary L. Ursul
Vice President
Professionals Direct, Inc.

David E. Veen
President & CEO
Kent Commerce Bank

Michael C. Walton
Attorney at Law
Rhoades McKee

OFFICERS

Michael C. Walton
Chairman

Paul R. Ballard
Vice Chairman

Kevin J. Einfeld
Secretary

David E. Veen
President & CEO

William H. Young
Senior Vice President

Sandra L. Bloem
Vice President

Michael P. Boelens
Vice President

John J. Coder
Vice President

Linda S. Crawford
Vice President

FOUNDED: JANUARY 12, 1998
	GREAT LAKES REGION	21

MACOMB COMMUNITY BANK

Smaller Bank. Bigger Service. TM

BOARD OF DIRECTORS

Robert C. Carr
Executive Vice President & Treasurer
Capitol Bancorp Limited

Timothy J. Cuttle
President & CEO
Macomb Community Bank

Christina C. D’Alessandro
Vice President
Villa Custom Homes

James R. Kaye
President & CEO
Oakland Commerce Bank

David F. Keown
Building Official
Washington Township

Dr. Albert L. Lorenzo
President
Macomb Community College

Delia Rendon Martin
Co-Owner
Martin Enterprises

Robert Pelachyk
EVP & General Manager
Cross Huller-North America

OFFICERS

Robert C. Carr
Chairman

Christina C. D’Allessandro
Secretary

Timothy J. Cuttle
President & CEO

Kenneth E. Bryant
Senior Vice President

Frank J. Buscemi
Vice President

Kenneth O. Flynn
Vice President

Deborah S. Moser
Vice President

Vito J. Pianello
Vice President

Macomb Community Bank has distinguished itself in Clinton Township as a financial organization with a civic conscience.

“We believe that we are here not only to provide banking services to small business, but also to design opportunities that will create financial managers and inspire future business leaders. We build lasting relationships that demonstrate that we’re not just here for today’s loan. We are making an investment in the future.”

Tim Cuttle
President & CEO
Macomb Community Bank

In 2003, the bank teamed up with Macomb Community College to offer a program designed to develop the skills of potential business professionals. Using the college as a primary resource, the bank-sponsored program targeted adults that expressed a desire to begin their post-secondary education while maintaining full-time employment. The bank recently awarded scholarships to two individuals pursuing business degrees. In addition to financial support, the bank added a mentoring component to the scholarship. During the course of their study the students will have access to the professionals at Macomb Community Bank to assist them with their courses.

•	Macomb Community inspires future leaders

•	Community banking with a primary emphasis on a high level of service

Located in one of the fastest growing areas of the state, residential builders in the township continue to work on projects requiring financial access.

“I have been a licensed builder for over fifty years and have had many professional relationships. I enjoy the people at Macomb Community Bank because they are knowledgeable, courteous, and will do everything in their power to help the customer.”

Ed Karem
Chairman
Mitchell Karem Corporation

Macomb Community Bank benefits from its board of directors who are positioned to provide energy to its innovative marketing efforts and assist in creating a higher profile for the bank. These individuals, and a targeted banking team, are establishing a strong local identity for Macomb Community Bank.

Macomb Community Bank

16000 Hall Road, Suite 102
Clinton Township, MI 48038
586-228-1600

www.macombcommunity.com

Timothy J. Cuttle
President & CEO

FOUNDED: SEPTEMBER 18, 1996
22	GREAT LAKES REGION

MESA BANK

High Touch. . . Higher Service.

“This has to be the most business friendly bank in existence today — the decision-makers are always available. We are in an ever-changing business in a volatile economy. Mesa Bank has helped us get where we are today and has helped develop a plan for our future growth. ”

Paul McKee
President
ScottBlue Reprographics

Mesa Bank marked its fifth anniversary in 2003, and with it the achievement of several significant milestones. Mesa Bank is committed to making a difference in the communities it serves where their promise of High Touch, Higher Service permeates every aspect of their support.

•	Falcon Field office opens

•	Mesa Bank celebrates fifth anniversary

•	Residential lending division enhances financial services

Jim LeCheminant opened Mesa Bank’s new Falcon Field full-service office in September 2003. The new location is situated along the pathway to Mesa’s sprawling corridor for future business, retail and residential development.

The bank’s board of directors and staff celebrated its fifth anniversary in October 2003. More than 600 customers attended the celebration which was held in conjunction with the city of Mesa’s annual Tour de Culture that featured seven cultural sites around the new Downtown Mesa Arts and Entertainment District.

Robert R. Evans was named Chairman Emeritus. Evans was a founding board member and an instrumental figure in the growth of Mesa Bank. Succeeding Bob as Chairman is Stewart A. Hogue, a prominent community citizen and owner of SALK Management in Mesa.

At Mesa Bank, President and CEO Neil Barna is committed to the overriding principles which drive the numbers, and ultimately, the bank’s success. A dedicated staff and a local board of directors with decision-making authority can create customer loyalty. It’s community banking at its best.

Mesa Bank

63 East Main Street, Suite 100
Mesa, AZ 85201
480-649-5100

www.mesabankers.com

Mortgage Division
480-827-4738

Falcon Field Office
James G. LeCheminant
Area President
1733 North Greenfield Road, Suite 101
Mesa, AZ 85205
480-324-3500

Neil R. Barna
President & CEO

BOARD OF DIRECTORS

Neil R. Barna
President & CEO
Mesa Bank

Richard D. Crandall, CPA
President & Partner
CN Resource, LLC

Michael J. Devine
Attorney at Law

Debra L. Duvall
Superintendent
Mesa Public Schools

Brian K. English
General Counsel
Capitol Bancorp Limited

Stewart A. Hogue
Principal
SALK Management, LLC

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Philip S. Kellis
Partner
Dobson Ranch Inn

Ruth L. Nesbitt
Community Volunteer

Wayne C. Pomeroy
Owner
Pomeroy’s Men’s Store

Daniel P. Skinner
Owner & Manager
LeBaron & Carroll LSI, Inc.

Terry D. Turk
President
Sun American Mortgage Company

James K. Zaharis
President
The Zaharis Group

OFFICERS

Stewart A. Hogue
Chairman

Robert R. Evans
Chairman Emeritus

Michael L. Kasten
Vice Chairman

Neil R. Barna
President & CEO

David D. Fortune
Executive Vice President

Rita E. Leaf
Senior Vice President & CCO

Daniel R. Laux
Vice President

James G. LeCheminant
Vice President

Steven R. Mitchell
Vice President

Sandra S. Zazula
Vice President & Secretary

FOUNDED: OCTOBER 20, 1998
	SOUTHWEST REGION	23

MUSKEGON COMMERCE BANK

Banking on Our Community.

BOARD OF DIRECTORS

Dr. Rick E. Amidon
President
Baker College of Muskegon

Philip J. Andrie
President
Andrie, Inc.

William C. Cooper
President
Omni Fitness Club

Thomas F. DeVoursney
President
Shape Corporation

Edgar W. Hunt
Retired – former President
First of America Bank-Muskegon

Christopher L. Kelly
Attorney at Law
Parmenter O’Toole

Daniel J. Kuznar
Owner
Quality Tool & Stamping Company, Inc.

Donald Martines
President
West Michigan Grinding & Machine Co.
Ace Tooling

Robert J. McCarthy
President & CEO
Muskegon Commerce Bank

Chris Ann McGuigan
President & CEO
Community Foundation for Muskegon County

Bruce A. Thomas
Chief of Bank Performance
Capitol Bancorp Limited

James Stanford Tyler
President
Tyler Sales Company, Inc.

OFFICERS

Christopher L. Kelly
Chairman

Daniel J. Kuznar
Vice Chairman

Robert J. McCarthy
President & CEO

Eric B. Seifert
Senior Vice President

Terri K. Swarts
Vice President

David C. Christopher
Vice President

Brent A. McCarthy
Vice President

“Being a part of Muskegon Commerce Bank has given me an opportunity to grow both professionally and personally. I believe that our customers and employees are the best of Muskegon and are the reason we are what we are today, and what we will be in the future.”

Terri K. Swarts
Vice President
Muskegon Commerce Bank

In 1997 Muskegon was ready for a community bank. It had been more than 100 years since one had been chartered in the city. With the right combination of employees and directors, and a very supportive corporate partner, Muskegon Commerce Bank took advantage of the local opportunities. Seven years later, the bank continues to thrive. This growth is in large part due to the growth in mortgage loan business, developed from the existing customer base.

Construction loans are dominant in western Michigan due to the continued growth along the lakefront. The bank has developed relationships with builders and benefited from referrals in their extended network. Terri Swarts has concentrated on this industry and developed additional customer accounts. She was recently nominated by her own staff and chosen as one of the “Top 10 Outstanding Working Women of West Michigan” awarded by The Muskegon Chronicle.

President Bob McCarthy acknowledges the spirit of entrepreneurship and also the training program that developed out of a genuine team effort to succeed. Several of the employees use the bank’s tuition reimbursement program to enhance skills and their ability to provide quality service.

“Entrepreneurial spirit is one of the keys to success at Muskegon Commerce Bank. We’re always looking for new ways to set our bank apart from our competitors, and our combination of products and service is well received in our community. We don’t seek to be the biggest bank in Muskegon, just the best.”

Robert J. McCarthy
President & CEO
Muskegon Commerce Bank

Muskegon Commerce Bank

255 Seminole Road
Muskegon, MI 49444
231-737-4431

www.muskegoncommerce.com

Robert J. McCarthy
President & CEO

FOUNDED: DECEMBER 3, 1997
24	GREAT LAKES REGION

NAPA COMMUNITY BANK

Putting Community Back Into Banking.

“The first time I walked into Napa Community Bank I knew I’d found my new bank. The staff is friendly, willing to help and eager to please. Once again, going to the bank is a pleasant experience, where I run into business associates and competitors, as well as friends on both sides of the desk. Napa Community Bank really has put community back into banking!”

Kinyon Gordon
Owner
Café Kinyon

Napa Community Bank experienced significant growth in 2003. As the bank’s customer base and loan portfolios continued to expand throughout the year, the space in its 900 square foot trailer grew tighter and tighter. However, at Napa Community Bank attention to customers and interest in the community persisted. After spending eighteen months together in confined quarters, the Napa Community Bank team happily moved in August into a new, unique building at the busy corner of Trancas and Big Ranch Road.

In January 2003, ten months after opening its doors, the bank had its first profitable month of operation, setting the tone for the year. Significant financial milestones achieved in 2003 include:

•	$290,000 in net income for the year

•	Total assets exceeding $53. 5 million at year-end

President and CEO, Dennis Pedisich, recognized that with this growth, it was important to offer:

•	A sophisticated commercial loan division to support the growing business community

•	A bilingual staff to meet the needs of the Hispanic community

•	A residential real estate division to support the increase in housing developments

Napa Community Bank expanded its team with the addition of seasoned bank professionals who added more experience to the roster, and placed reliance on the bank’s directors to play a major role in bringing new business to the bank.

The support from the Napa community has been overwhelming and the employees repeatedly express their appreciation of the bank’s wonderful and diverse customer base.

Napa Community Bank

700 Trancas Street
Napa, CA 94558
707-227-9300

www.napacommunitybank.com

Dennis J. Pedisich
President & CEO

BOARD OF DIRECTORS

Kevin S. Alfaro
Partner
G & J Seiberlich & Co., LLP

Thomas M. Andrews
Owner & CFO
Andrews & Thornley Construction, Inc.

Geni A. Bennetts, MD
Medical Consulting

Joseph P. Cristiano
Chairman
The MCM Group

Charles H. Dickenson
Partner
Dickenson, Peatman & Fogarty

William H. Dodd
Napa County Supervisor

Jeffrey L. Epps
President
Epps Chevrolet

Douglas W. Hill
Vineyard Manager
Oak Knoll Farming, Inc.

Carlee S. Leftwich
Former Mayor
Yountville, California

Harold D. Morrison
President
Bridgeford Flying Service

Betty L. O’Shaughnessy
Owner
O’Shaughnessy Estate Winery

John R. Pappas, DDS, MD
Oral & Maxillo-Facial Surgeon

Dennis J. Pedisich
President & CEO
Napa Community Bank

ADVISORY DIRECTORS

Andrew L. Hoxsey
Managing Partner
Napa Wine Company

Paul J. Krsek
Managing Partner
K & A Asset Management

Joseph D. Reid
Chairman & CEO
Capitol Bancorp Limited

General Charles E. Yeager
Retired-Military

OFFICERS

Betty L. O’Shaughnessy
Chairman

Geni A. Bennetts, MD
Vice Chairman

Charles H. Dickenson
Secretary

Dennis J. Pedisich
President & CEO

Richard W. Hemming
Executive Vice President & CCO

Perry I. Teaff
Vice President

Arlette A. Roddy
Vice President

FOUNDED: MARCH 1, 2002
	CALIFORNIA REGION	25

OAKLAND COMMERCE BANK

... offering diverse lending solutions for our community.

BOARD OF DIRECTORS

Mark A. Aiello
Attorney at Law
Foley & Lardner

Donald A. Bosco
President
Donald A. Bosco Building, Inc.

Robert C. Carr
Executive Vice President & Treasurer
Capitol Bancorp Limited

Mark B. Churella
President & CEO
FDI Group

Leon S. Cohan
Counsel to the Firm
Barris, Scott, Denn & Driker

Michael J. Devine
Attorney at Law

Jeffrey L. Hauswirth
CPA, CVA, Principal
Jenkins, Magnus, Volk & Carroll, PC

James R. Kaye
President & CEO
Oakland Commerce Bank

Ihor J. Kuczer
Senior Vice President
Oakland Commerce Bank

David F. Lau
Lau & Lau Associates, LLC

Jeffrey M. Leib
President
Leib, Leib & Kramer

Akram G. Namou
CPA

Julius L. Pallone
President
J.L. Pallone Associates

Francine Pegues
Regional Sales Director
Blue Cross Blue Shield of Michigan Southeast Region

OFFICERS

Michael J. Devine
Chairman

Robert C. Carr
Vice Chairman

James R. Kaye
President & CEO

Ihor J. Kuczer
Senior Vice President
& Secretary

Thomas K. Perkins
Vice President

Nicolet B. Cassidy
Vice President

James F. Miller
Vice President

Customers of Oakland Commerce Bank know that receiving prompt, accurate answers to their banking questions is important to everyone at Oakland Commerce. Whether they are speaking with a teller, bank officer or the CEO, customers know they are a priority because customer service is inherent in the banking culture at Oakland Commerce.

Mentoring colleagues is part of the strategic plan at Oakland Commerce. One of the bank’s most valuable resources is Nicki Cassidy. She began her career in operations and eventually took on additional responsibility in all areas of the bank. She is now a vice president and cashier. With her hands-on operations experience, she responds to employee and customer inquiries quickly. These quick responses build customer loyalty as evidenced by the comments from one of Oakland Commerce’s original customers:

“I love the fact that I can pick up the phone at any time and resolve issues directly with a person without electronic prompts to another extension. I ask for Nicki Cassidy or Tom Perkins and they are always there for us. We get what we want when we need it.”

Nick M. Sandiha
President Food
Max, Inc.

Although 2003 presented economic challenges for Southeastern Michigan, the bank’s concentration on loan growth played a major role in the profitability equation. New lending relationships developed and Oakland Commerce thrived as larger financial institutions continued to acquire other local community banks.

•	Customer retention a primary focus

•	Veteran staff mentors newer employees

As one of the senior banks in the Capitol Bancorp family, Oakland Commerce is pleased to offer guidance and support to other Capitol Bancorp banks as they mature. The more seasoned bank members make themselves available to the younger banks and coach them as they mature to profitability.

Oakland Commerce’s formula for success is simple–know your job well, care about co-workers, take care of customers and perform. That’s community banking at Oakland Commerce Bank.

Oakland Commerce Bank

31731 Northwestern Highway
Farmington Hills, MI 48334
248-855-0550

www.oaklandcommerce.com

James R. Kaye
President & CEO

FOUNDED: JULY 7, 1992
26	GREAT LAKES REGION

PARAGON BANK & TRUST

Providing Excellence in Relationship Banking.

Paragon Bank & Trust relocated to a new two-story, 15,000-square-foot building in downtown Holland in 2003. This move has allowed the bank to offer more services and better serve customers with expanded hours, a 24-hour automated teller machine and drive-through banking.

•	Solid trust and investment services growth

•	Brokerage fee income increases

•	Strategic plan for superior results

The bank enjoyed solid growth in trust and investment services over the past year and saw a material increase in brokerage fee income. The bank continues to add staff to better serve all trust and investment customers.

A key to improving services to customers and increasing earnings was implementing a strategic plan developed by the bank’s management and associates. All employees are committed to this plan, with set expectations for their areas of expertise.

“One highlight of 2003 was the results we enjoyed through execution of our strategic plan. It embodies the combined efforts of management and associates working together in designing measurable individual accountabilities. We believe in positioning and educating our associates to achieve superior results.”

Scott Diepenhorst
Paragon Bank & Trust
Board of Directors – Charter Member

The officers and staff are involved in several community organizations. In the 2003 United Way campaign, the employees displayed their generous and supportive community spirit with 100 percent participation, doubling the amount pledged in the previous year. In addition, bank personnel participated in the United Way’s annual “Day of Caring.”

Paragon Bank & Trust is proud to be represented within the Capitol Bancorp family, as well as in the competitive West Michigan marketplace.

Paragon Bank & Trust

240 E. 8th Street
Holland, MI 49423
616-394-9600

www.paragonbank.com

Trust & Investments Division
616-394-9055

Randall R. Smith
President & CEO

BOARD OF DIRECTORS

Dr. Robert J. Bates
Physician
Western Michigan Urological Assoc. PC

Charles A. Brower, CPA
Partner
DeLong & Brower, PC

Scott Diepenhorst
Principal
SD & Associates, Inc.

Paul Elzinga
Co-Chairman & Director of Business Development
Elzinga & Volkers, Inc.

Michael P. Haverdink
President
Ottawa Kent Insurance Agency, Inc.

Jeffrey K. Helder
Attorney at Law
Cunningham Dalman, PC

Lawrence D. Kerkstra
Chairman of the Board
Kerkstra Precast, Inc.

Scott G. Kling
President
Trust & Investments Division
Great Lakes Region

Leonard Maas
President
L & M Maas Investments, LLC

Mitchell W. Padnos
Executive Vice President
Louis Padnos Iron & Metal Company

Henri P. Paterson
Associate Broker & Partner
Woodland Realty, Inc.

Richard H. Ruch
Director Emeritus

Randall R. Smith
President & CEO
Paragon Bank & Trust

Richard G. Swaney
Attorney at Law
Swaney & Thomas, PC

Bruce A. Thomas
Chief of Bank Performance
Capitol Bancorp Limited

Robert J. Trameri
Retired Chairman
Paragon Bank & Trust

OFFICERS

Richard G. Swaney
Chairman

Robert J. Bates
Vice Chairman

Randall R. Smith
President & CEO

Scott G. Kling
President
Trust & Investments Division

M. Jane Reimersma
Vice President

Dean R. Weerstra
Vice President & Trust Officer

FOUNDED: SEPTEMBER 24, 1990
	GREAT LAKES REGION	27

PORTAGE COMMERCE BANK

Smaller Bank. Bigger Service. TM

BOARD OF DIRECTORS

Paul R. Ballard
Retired President & CEO
Portage Commerce Bank

David L. Becker
Retired Founder
Becker Insurance Agency, PC

Thomas R. Berglund, MD
Portage Physicians

Robert B. Borsos
Attorney & Shareholder
Kreis, Enderle, Callander & Hudgins, PC

John M. Brink, CPA
Partner
Brink, Key & Chludzinski, P. C.

Patricia E. Dolan
Community Volunteer

Alan A. Halpern, MD
Michigan Orthopedic Surgery & Rehabilitation, PC

Robert L. Johnson
Retired Secretary & Treasurer
Medallion Properties, Inc.

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Dennis J. Kuhn
President & CEO
Portage Commerce Bank

Paul M. Lane, PhD
Seidman School of Business
Grand Valley State University

William J. Longjohn
Retired Vice President
Midwest Business Exchange

John W. Martens, CPA
Retired

Russell M. Rathburn
President
Rathco Safety Supply, Inc.

OFFICERS

Michael L. Kasten
Chairman

William J. Longjohn
Vice Chairman & Secretary

Dennis J. Kuhn
President & CEO

James V. Lunarde
Senior Vice President

John M. Crandle
First Vice President

Roy L. Dangel, Jr.
First Vice President

Kenneth R. Blough
Vice President

Kimberlee M. Ferris
Vice President

Cheryl M. Germain
Vice President and Cashier

Beth A. Wright
Vice President

While celebrating its 15th anniversary, Portage Commerce Bank accomplished profitable growth in a challenging economic environment in 2003. The bank achieved record earnings by maintaining its commitment to providing outstanding service to its customer base throughout the city of Portage and Kalamazoo County in southwestern Michigan.

•	Gains in loans and deposits

•	Veteran staff, seasoned leadership

•	Actively involved in the community

During 2003, the bank grew its total loans by over 16 percent through an active officer calling campaign. Deposit growth in excess of 15 percent was generated through the addition of new customers and add-on products offered to its existing client base.

Portage Commerce Bank is a consistent performer with a veteran staff. It also benefits from the guidance of an experienced board of directors that includes nine original members serving since the bank’s beginning in 1988. The bank has matured in step with its customer base.

“Portage Commerce Bank has been there for me when I needed it the most. The bank was only opened for three months when I received my first business loan. Over the past 15 years, my company’s annual sales have increased 10 times and I continue to rely on the bank for all of my banking needs. I remain a customer of Portage Commerce Bank because the staff is friendly and I appreciate the personal service I receive.”

Bill Kaufman
President
Allegra Print & Imaging

In addition to providing a full range of banking services for the community, Portage Commerce Bank is also a strong supporter of local organizations. During the year, bank employees generously gave of their time and money to help the needy and to support organizations such as the United Way. The officers and directors also have a long tradition of involvement and service with the Portage Rotary Club and the Kalamazoo County Chamber of Commerce.

Portage Commerce Bank

800 East Milham Road
Portage, MI 49002
269-323-2200

www.portagecommerce.com

Dennis J. Kuhn
President & CEO

FOUNDED: MAY 2, 1988
28	GREAT LAKES REGION

RED ROCK COMMUNITY BANK

Part of the Summerlin Landscape.

“At Red Rock Community Bank, it’s not just about the numbers. The staff works with you to create a financial program or solution that works for you. The decisions are made locally by experienced bankers who know you and your business and what you’re trying to do. You’re dealing with knowledgeable bankers who want you, as well as the bank, to be successful.”

Philip Hardy
Red Rock Community Bank
Board of Directors – Charter Member

Red Rock Community Bank may have just celebrated its fourth year in business, but it boasts more than 400 years of combined staff banking expertise. This expertise allows the bank to offer the knowledgeable and personal service that sets it apart from the competition.

In 2003, the bank recognized the opportunities in an ever-expanding real estate market and welcomed a full-time mortgage officer in March to better serve its customers with a dedicated resource. The bank also provided an extensive array of wealth management services through its experienced staff at its private banking office at 2283 North Rampart Blvd., which opened in 2001.

More than $24 million in new loans were generated via board referrals and from the expansion of existing relationships with satisfied customers.

The staff at Red Rock continues to place a high priority on supporting community involvement and demonstrates this commitment through ongoing service with local community boards such as the Boy Scouts of America, the Women’s Development Center and the United Way. The bank also offers local community groups the use of its boardroom for their board and committee meetings.

In July of 2003, the bank reached a major milestone in its development and exchanged investors’ shares of privately-held bank stock for shares in Capitol Bancorp Limited, its publicly-traded affiliate.

Red Rock Community Bank

10000 West Charleston, Suite 100
Las Vegas, NV 89135
702-948-7500

www.redrockcommunity.com

2283 North Rampart Blvd.
Las Vegas, NV 89128
702-507-2900

Thomas C. Mangione
President & CEO

BOARD OF DIRECTORS

Eric L. Colvin
President
Apex of Nevada

Michael J. Devine
Attorney at Law

Molly K. Hamrick
Vice President & CFO
Coldwell Banker Premier Realty

Philip G. Hardy, Jr.
Vice President & Project Manager
Hardy Painting & Drywall

James A. Harris
Vice President
Brown and Brown Insurance

Charles L. Lasky
President
Lasky, Fifarek & Hogan, PC

John S. Lewis
President – Western Regions
Capitol Bancorp Limited

Thomas C. Mangione
President & CEO
Red Rock Community Bank

Joseph D. Reid III
Corporate Counsel
Capitol Bancorp Limited

John A. Stuart
President
Tartan Consultants, Ltd.

John Christopher Stuhmer
CEO
Christopher Homes

Fredrick P. Waid
COO
Peccole Nevada Corp.

J. Bruce Wiggins
President
Strategic Medical Management

OFFICERS

John S. Lewis
Chairman

Michael J. Devine
Vice Chairman

Thomas C. Mangione
President & CEO

Charles L. Lasky
Secretary

Brian W. Astle
Executive Vice President & CCO

FOUNDED: NOVEMBER 29, 1999
	SOUTHWEST REGION	29

Southern Arizona Community Bank

Banking The Way It Should Be.

BOARD OF DIRECTORS

William R. Assenmacher
President
T.A. Caid Industries, Inc.

Jody A. Comstock
Physician & Owner
Skin Spectrum

Michael J. Devine
Attorney at Law

Robert A. Elliott
President & Owner
The Elliott Accounting Group

Brian K. English
General Counsel
Capitol Bancorp Limited

Michael W. Franks
Principal
Seaver Franks Architects

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Yoram S. Levy
President
Yoram Levy Development, Inc.

John P. Lewis
President & CEO
Southern Arizona Community Bank

Jim Livengood
Director of Athletics
The University of Arizona

James A. Mather
Attorney at Law & CPA

Morgan E. North
President & Owner
Borderland Construction Company, Inc.

James M. Sakrison
Principal & Attorney at Law
Slutes, Sakrison & Hill, PC

Jean M. Tkachyk
CFO
University Physicians, Inc.

Paul A. Zucarelli
Principal
CBIZ, Gordon, Zucarelli & Handley Insurance, Ltd.

OFFICERS

Paul A. Zucarelli
Chairman

Michael L. Kasten
Vice Chairman

John P. Lewis
President & CEO

Robert A. Elliott
Secretary

Michael J. Trueba
Executive Vice President & CCO

Terri R. Gomez
Senior Vice President

Craig A. Larson
Vice President

Mindy C. Webb
Vice President

“Our business grew from $5 million to $13 million in three years. This growth could not have happened without Southern Arizona Community Bank. They said, ‘We want to do business with you.’”

Retired Air Force Colonel Bill Pitts
Owner
Simmons Contract Furnishings

It’s the “How can we help?” attitude that drives the Southern Arizona Community Bank team and keeps them a leader in their community. In 2003, the bank’s core value of “community commitment” was at the forefront of business.

•	Hosted fund-raising events in the wake of the Mt. Lemmon forest fires

•	Sponsored El Tour de Tucson

•	Provided an internship for a student from the School for the Deaf and the Blind

In the summer of 2003, more than 340 homes and 84,000 acres on Mt. Lemmon were destroyed during devastating forest fires. The bank staff immediately offered up their expertise, talents and facilities to do whatever was needed to help - like using the bank as a venue to raise $120,000 to pay for a new fire truck.

The bank also saw an opportunity to help the local economy by being the exclusive bank sponsor of the El Tour de Tucson XXI. This world-class bike race poured approximately $20 million into the Tucson economy.

The bank’s boardroom was kept busy serving as a meeting place for community groups such as the Rotary Club, SCORE (Service Core of Retired Executives) and high school students preparing for the SAT.

For a second year, the bank provided an internship for a student from the School for the Deaf and the Blind. The staff learned sign language so they could better communicate to maximize the student’s learning experience.

According to one customer, it’s this and much more that sets Southern Arizona Community Bank apart. Retired Air Force Colonel Bill Pitts brought his business to Southern Arizona Community bank because, “the impossible is possible at this bank.”

Southern Arizona Community Bank

6400 North Oracle Road
Tucson, AZ 85704
520-219-5000

www.southernarizonabank.com

John P. Lewis
President & CEO

FOUNDED: AUGUST 17, 1998
30	SOUTHWEST REGION

SUNRISE BANK OF ALBUQUERQUE

Smaller Bank. Bigger Service. TM

Sunrise Bank of Albuquerque expanded its loan portfolio by $15. 5 million and its deposit base by $17. 5 million in the past year. Through the continued hard work of employees, the bank expanded its construction lending to become one of the preferred lenders in the Albuquerque area.

•	Loans increased 40 percent

•	Return on average assets increased to 1.14 percent

Sunrise Bank is the bank of choice for customers seeking a lending relationship. Its reputation as a business bank is well known and its customers are referring other Albuquerque residents to Sunrise Bank.

“One of the great things about Sunrise Bank is the customer service. I don’t have to call an 800 number or be on hold to get my information.”

Julie Villegas Gutierrez
President
JPR Decorative Gravel

During the past year Sunrise Bank of Albuquerque originated numerous credit facilities for the building of low-income apartment projects, and provided funding for low and moderate-income housing developments.

The bank’s primary goal is to provide quality and personal service to customers. Sunrise now offers all the extras available at larger banks, such as cash management services, Internet banking and Visa debit cards.

Sunrise Bank of Albuquerque continued to be an active member of the Albuquerque Chamber of Commerce, Albuquerque Economic Development, the Greater Hispano Chamber of Commerce, the American Indian Chamber of Commerce of New Mexico and the Downtown Action Team.

In 2003, the bank became a supporter of the Bernalillo County 4-H program. Through this program several children received hands-on experience in raising a farm animal. They learned that hard work pays off when it came time to sell their livestock at a fair auction. The bank also supported three low-income area schools by funding the printing of materials associated with teaching a course on the Basics of Banking.

Sunrise Bank of Albuquerque

225 Gold SW
Albuquerque, NM 87102
505-244-8000

www.sunrisebankofalbuquerque.com

Jason A. Shaffer
CEO

BOARD OF DIRECTORS

Frederick D. Bernson
President
Sunrise Bank of Albuquerque

Turner W. Branch
Branch Law Firm, P. A.

David J. Daniel
Executive Vice President
Sunrise Bank of Albuquerque

Helen A. Elliott
CPA
Helen Elliott & Associates, PC

E. Gary Fichtner
Esthetic Dental Arts, Inc.

Donald E. Fry, MD
UNM-School of Medicine

John R. Lewinger
CEO
Grubb & Ellis/
Lewinger Hamilton

Jason A. Shaffer
CEO
Sunrise Bank of Albuquerque

Stephen D. Todd
Director of Bank Performance
Western Regions
Capitol Bancorp Limited

Randy E. Whitehead
President
New Mexico Coffee Company

OFFICERS

John R. Lewinger
Chairman

Jason A. Shaffer
CEO

Frederick D. Bernson
President

David J. Daniel
Executive Vice President, Secretary & CCO

Conni L. Nunez-Jones
Senior Vice President

Joan Archibeque
Vice President

FOUNDED: APRIL 6, 2000
	SOUTHWEST REGION	31

SUNRISE BANK OF ARIZONA

Bringing the relationship back into banking.

BOARD OF DIRECTORS

Sandra A. Abalos
President
Abalos & Associates, PC

Michael R. Allen
President
Sureway Properties

Thomas W. Beal
Principal & Owner
Beal Benefit Solutions

James P. Dew
President
Dew Wealth Management

Michael J. Devine
Attorney at Law

Brian K. English
General Counsel
Capitol Bancorp Limited

Patrick C. Hayes
Principal
Patrick Hayes Architecture

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Kevin B. Kinerk
Interim President
Sunrise Bank of Arizona

John S. Lewis
President — Western Regions
Capitol Bancorp Limited

Gerald D. Paquette
President
Caliber Construction, Inc.

Mark J. Peterson
CEO
Peterson Associates

OFFICERS

John S. Lewis
Chairman

Michael J. Devine
Vice Chairman

Sandra A. Abalos
Second Vice Chairman

Kevin B. Kinerk
Interim President & Secretary

Marian B. Creel
Senior Vice President

Douglas M. Reynolds
Senior Vice President & CCO

Peter Bardon
Vice President

Tyrone D. Couch
Vice President

Debra L. Ingle
Vice President

Bryan J. Kort
Vice President

D. Scott Stemm
Vice President

Purdom C. Thomas
Vice President

“In terms of asset growth, earnings, customer satisfaction and personal employee achievement, Sunrise Bank of Arizona hit a grand slam in 2003. As we begin 2004, I am confident our team will continue to exceed our customer and investor expectations.”

Kevin B. Kinerk
Interim President
Sunrise Bank of Arizona

Sunrise Bank of Arizona experienced an incredible year of growth, focusing its efforts on core business in 2003 with Small Business Administration (SBA) lending and mortgage lending. Virtually all of the SBA customers are new to the bank thereby giving Sunrise Bank the opportunity to introduce them to the benefits of doing business with a full-service bank. The customer sees the difference in banking with a community bank that understands the needs of a small business and stands ready to meet those needs.

Sunrise Bank of Arizona increased loans by 70 percent and ended the year with more than $111 million in loans outstanding. Driven by this strong loan growth, total assets grew to $126 million, increasing 54 percent for the year.

Bankers Bryan Kort and Greg DiDonna were named SBA Lenders of the Year by the two Arizona SBA Community Development Companies that administer 504 lending, giving Sunrise Bank a sweep in SBA 504 Lending Awards in 2003.

•	Surpassed the 15 percent return on equity benchmark and delivered record earnings

•	Charter affiliate in Scottsdale offers Sunrise customers additional location

“Sunrise Bank has a rare feel to it. Even other community banks don’t capture the true essence of knowing your customer like Sunrise Bank does. The warm greetings and personal service are unheard of in today’s fast-paced high tech world.”

Jim Dew
Sunrise Bank of Arizona
Board of Directors

The bank’s vision for 2004 is to continue building its core business, expand upon the commercial lending division, and offer new state-of-the-art services for growing businesses.

Sunrise Bank of Arizona

4350 East Camelback Road, Suite 100A
Phoenix, AZ 85018
602-956-6250

www.sunrisebankofarizona.com

6263 N. Scottsdale Road, Suite 100
Scottsdale, AZ 85250
480-624-2600

Kevin B. Kinerk
Interim President

FOUNDED: DECEMBER 16, 1998
32	SOUTHWEST REGION

SUNRISE BANK OF SAN DIEGO

A New Wave in Banking.

“The energy, enthusiasm and experience of our team, combined with dedication to consistent performance, are the foundation for our success.”

Randy Cundiff
President
Sunrise Bank of San Diego

Entrepreneurial spirit is at the forefront of Sunrise Bank of San Diego’s team culture in its continuous effort to achieve excellence for clients, team members and shareholders. Sunrise Bank continued to promote its “new wave in banking” by providing a professional environment and customized financial solutions, complimented with an emphasis on personal touch. The synergy of pro-active individual talents is reflected in the bank’s successes for 2003 and continues to reinforce a commitment to local leadership, local decision-making and local community involvement.

The bank was recognized as the number one SBA 504 Community Bank Lender for a second consecutive year. Steve Black, executive vice president/loan origination, originated a bank record of $22.5 million in SBA loan production that equated to $850,000 in loan fee income and premium on sales for the bank.

Sunrise Bank also introduced an employee recognition award program called the “CORE” Awards as an opportunity for team members to recognize individual efforts of those representing the core values of the organization. Sasha Maddox, assistant vice president/client services manager, was the recipient of the CORE Award for 2003.

•	Team efforts focused on profitability and customer service

•	Total deposit growth exceeded $16 million for the year

Sunrise Bank of San Diego supplemented its array of financial services with the introduction of a residential lending division and the addition of Heidi Montgomery, assistant vice president/residential real estate loan manager.

The bank shareholders celebrated a significant milestone as the bank experienced overall profitability in less than three years, by achieving cumulative profitability by year-end 2003.

Sunrise Bank of San Diego

4570 Executive Drive, Suite 110
San Diego, CA 92121
858-625-9050

www.sunrisebanksandiego.com

Loan Production Office
Grady J. Kjesbo
VP/Business Development Officer
4695 MacArthur Court
11th Floor
Newport Beach, CA 92660
949-798-6123

Randall S. Cundiff
President

BOARD OF DIRECTORS

Scott R. Andrews
President & COO
First California Southern Bancorp

Steven K. Black
Executive Vice President
Sunrise Bank of San Diego

Richard A. Byer
President
Bycor General Contractor

Craig V. Castanos
CPA & Owner
Craig V. Castanos, CPA

Randall S. Cundiff
President
Sunrise Bank of San Diego

Michael R. Labelle
Senior Director
Cushman Wakefield

John S. Lewis
President-Western Regions
Capitol Bancorp Limited

Toby T. Macfarlane
Senior Vice President
United Title Company

Robert J. Matkovich, DDS
Robert J. Matkovich, DDS, Inc.

John F. McColl
Co-owner & Treasurer
Trinity Housing Group

James L. McCullough
Entrepreneur

John McGuinness
President
Hotel Advertising Television

Ronald D. McMahon
President
McMahon Development Group, LLC

John M. Rooney
President
Torrey Financial Group

Rande H. Turner
President
T2 Ventures

OFFICERS

John S. Lewis
Chairman & CEO

Randall S. Cundiff
President

Steven K. Black
Executive Vice President

Suzanne K. Gregory
Executive Vice President,
CCO & Secretary

Timothy M. Himstreet
Senior Vice President

Joseph L. Kennedy
Vice President

FOUNDED: JANUARY 11, 2001
	CALIFORNIA REGION	33

VALLEY FIRST COMMUNITY BANK

Our Business is Helping Your Business to Grow!

BOARD OF DIRECTORS

W. Craig Berger
CLU, ChFC
Spence, Driscoll & Company

Sam Kathryn Campana
Vice President & Executive Director
Audubon Arizona

Marilyn D. Cummings
Realtor
Russ Lyon Realty Company

Michael J. Devine
Attorney at Law

Judith R. Egan
President
Valley First Community Bank

William R. Fitzpatrick
CPA
Hein & Associates, LLP

Steven M. Goldstein
Attorney at Law
Sacks, Tierney, P.A. Lawyers

Michael L. Kasten
Managing Partner
Kasten Investments, LLC

Donald J. Mahoney
Managing Director
Trammell Crow Company

Gordon D. Murphy
Retired EVP
Arizona Bankers Association

Harry Rosenzweig, Jr.
Co-Owner
Harry’s Fine Jewelry

Patricia B. Ternes
First Vice President
RBC Dain Raucher Incorporated

OFFICERS

Gordon D. Murphy
Chairman

Michael J. Devine
Vice Chairman

Harry Rosenzweig, Jr.
Secretary

Joseph D. Reid
CEO

Judith R. Egan
President

J. Patrick Blaine
Executive Vice President & CCO

Nancy E. Selby
Senior Vice President

Victoria L. Bushnell
Vice President

David F. Forwood
Vice President

Daniel R. Klenske
Vice President

“We are more comfortable doing business with a bank that shares the same ideals and values as we do. It is so much easier to bank with Valley First Community Bank than with a big bank. We know that when we call, we can talk to a live person and get an answer right away – they always lend a helping hand.”

Joanne Dechant
Finance Director
Scottsdale Foundation for the
Handicapped, Inc.

For Valley First Community Bank, it was a period of reaching out, of standing together, and a time of commitment to shared goals. A powerful team of professionals concentrated their efforts on core strengths as a bank, and became more actively involved with the community.

Putting the community back into banking and setting a comfortable environment was exactly what Valley First Community Bank had in mind when it hosted its inaugural Bratfest Celebration in October for 250 clients, board members, and employees that featured grilled bratwurst, traditional German refreshments, and Bavarian music.

Valley First Community Bank partnered with a customer, Allegra Print & Imaging, during the holidays in the 5th Annual Baby Diaper Drive to assist Homeward Bound in collecting 25,000 diapers and $25,000 in donations. Their efforts helped homeless and domestic violence families with children.

•	Customized banking services

•	Teamwork in the community

The bank also demonstrated its dedication to the Valley of the Sun United Way 2003 Fundraising Campaign by increasing their contribution by 12 percent for the year.

The bank was awarded a Certificate of Excellence in the American Banker’s Association 2003 Advertising Awards for its presentation of “The Power of Partnership” brochure, illustrating how it customizes its banking services.

It’s the teamwork and “can do” attitude with customers, board, shareholders and staff that drives this bank to reach new goals every year.

Valley First Community Bank

7501 East McCormick Parkway
North Court, Suite 105N
Scottsdale, AZ 85258
480-596-0883

www.valleyfirstbank.com

Judith R. Egan
President

FOUNDED: JUNE 30, 1997
34	SOUTHWEST REGION

YUMA COMMUNITY BANK

Putting Yuma First.

In a community that offers residents a choice of many different banking institutions, Yuma Community Bank focuses on setting itself apart by partnering with community organizations to provide informative programs for customers and the community at large. Programs offered in 2003 focused on current financial issues, such as how to protect against fraud and navigating the loan approval process.

“The way of banking at Yuma Community Bank is unique. If personal contact and great service is important to the customer, then the only logical choice is Yuma Community Bank.”

Ron Watson
Yuma Community Bank
Chairman of the Board

•	Fraud prevention seminar becomes annual event

•	PLAY-DAY sponsorship brings business, community, and charity together

•	Business luncheon roundtables

Yuma Community Bank designed a program on how to protect yourself from identity theft and credit card fraud. The bank teamed with the local police who promoted the seminar in a Public Service Announcement and the regional FBI to make it happen. The seminar took place at a customer’s new facility, Del Pueblo RV and Tennis Resort.

“Due to the high saturation of banks in Yuma County, we embarked on several new outreach programs to differentiate ourselves in the community.”

Jeff Byrd
VP Business Development
Yuma Community Bank

PLAY-DAY (People Learning About Yuma) is an annual event created by a Yuma Community Bank customer. The bank conducted a seminar for current and potential business owners on the loan process and how to make it work for them. As the bank established itself as the community’s friendly bank, it highlighted its Free Business Checking, Relationship Building Accounts and its Free Senior Checking.

The board members and senior staff at Yuma Community Bank hosted business roundtable luncheons for business owners and community leaders to discuss issues such as today’s banking environment and customer service opportunities important in the business community. The bank’s board members, representing many diverse industries, brought their expertise to the table to maximize the benefit to all attending.

Yuma Community Bank

454 West Catalina Drive
Yuma, AZ 85365
928-782-7000

Katherine M. Brandon
President

BOARD OF DIRECTORS

Bruce I. Ash
Vice President
Paul Ash Management, LLC

Katherine M. Brandon
President
Yuma Community Bank

Clarence B. Cheatham
Vice President
DPE Construction

Raymond R. Corona
Optometrist and President
Corona Optique

Lawrence L. Deason
Attorney at Law
Lawrence L. Deason, Ltd.

Ram R. Krishna, MD
President
Ram R. Krishna, MD, PC

John T. Osterman
President
Osterman Financial Group

David S. Sellers
President
Sellers Petroleum Products, Inc.

John R. Sternitzke
President
Sternco Engineers, Inc.

Pamela K. Walsma
Attorney at Law
Westover, Shadle, Carter & Walsma, PLC

Ronald S. Watson
Broker & Owner
ERA Matt Fischer Realtor

Robert R. Woodman
Owner
Woodman Realty

Leonard C. Zazula
Cashier-Western Regions
Capitol Bancorp Limited

OFFICERS

Ronald S. Watson
Chairman

Ram R. Krishna
Vice Chairman

Joseph D. Reid
CEO

Pamela K. Walsma
Secretary

Katherine M. Brandon
President

Keith L. Simmonds
Executive Vice President & CCO

Roy E. Brown
Senior Vice President

Theresa N. Wine
Senior Vice President

Kari M. Reily
Vice President

FOUNDED: DECEMBER 15, 2000
	SOUTHWEST REGION	35

AMERA MORTGAGE CORPORATION

A home for every loan.

BOARD OF DIRECTORS

Susan L. Bowen
Executive Vice President
Amera Mortgage Corporation

Melinda F. Cain
Executive Vice President
Amera Mortgage Corporation

James F. Crawford
Director of Strategic Products & Services
Capitol Bancorp Limited

Lee W. Hendrickson
Chief Financial Officer
Capitol Bancorp Limited

Mark A. Janssen
CEO
Amera Mortgage Corporation

Lyle W. Miller
President
L. W. Miller Holding Company

Jerald H. Rock
President
Amera Mortgage Corporation

John C. Smythe
President & CEO
Capitol National Bank

OFFICERS

John C. Smythe
Chairman

Lee W. Hendrickson
Secretary & Treasurer

Mark A. Janssen
CEO

Jerald H. Rock
President

Susan L. Bowen
Executive Vice President

Melinda F. Cain
Executive Vice President

John A. Korch
Senior Vice President

Sharon A. Pastori
Senior Vice President & CFO

Nancy J. Caruso
Vice President

Susan Good
Vice President

Melodie A. Haverkate
Vice President

Paul G. Richer
Vice President

Robert A. Richer
Vice President

James A. Sellick
Vice President

James M. Shaffer
Vice President

Susan L. Shaffer
Vice President

Amera Mortgage Corporation, the mortgage affiliate of Capitol Bancorp, celebrated its 20th year in business in 2003 with record loan origination volume. By leveraging a favorable interest rate environment as well as by expanding relationships within the Capitol Bancorp network of 30 community banks, Amera experienced its highest performance ever.

“Capitol Bancorp banks benefit from the services of Amera Mortgage. Amera’s ability to focus on the changing trends and markets in the residential mortgage business enable our banks to better service our customers.”

Richard G. Dorner
President & CEO
Ann Arbor Commerce Bank

The mutually beneficial relationship between Amera Mortgage and Capitol Bancorp allows Capitol’s bankers to focus on their clients and building relationships while eliminating the cost of staffing a variety of back office functions. The referrals from Capitol’s banks allowed Amera to increase loan volumes which in turn facilitated competitive pricing, achieving a strong position in the secondary market.

•	Building relationships with Capitol’s community banks

•	Highest performing year in its history

•	Expansion into Capitol’s Southwest, California and Western Regions

•	Expanded product line

There were several significant accomplishments that set the stage for Amera’s success in 2003. First was its ability to deliver quality service consistently to the Capitol banks in terms of rapid response and quick turn-around for the banks’ customers. Second was its attention to trends in the market and its expertise in creating products to address those trends. Third was its focus on building relationships with Capitol’s newer banks in the Southwest and California Regions where strong housing markets and the demand for residential mortgage services continue to increase.

With a commitment to exemplary service and a continued emphasis on relationship building, the synergy between Amera and Capitol’s banks promises to deliver results in 2004.

Amera Mortgage Corporation

30201 Orchard Lake Road, Suite 250
Farmington Hills, MI 48334
248-855-0110

www.ameramortgage.com

Mark A. Janssen
CEO

FOUNDED: JUNE 9, 1983
36	RESIDENTIAL MORTGAGE AFFILIATE

CAPITOL BANCORP LIMITED

Officers

Joseph D. Reid
Chairman & CEO

Michael L. Kasten
Vice Chairman

Lyle W. Miller
Vice Chairman

David J. O’Leary
Secretary

Robert C. Carr
Executive Vice President
Treasurer

Art R. Aguirre
Vice President
Senior Risk Analyst

Carol A. Blaine
Vice President
Senior Loan Review Officer

Tina Blair
Assistant Vice President
Loan Review Specialist

Katherine P. Bowden
Vice President
Bank Performance

Brent R. Branch
Network Manager

Frances A. Burazin
Senior Audit Officer

Margarete L. Chalker
Assistant Vice President
Tax Manager

Staci L. Charles
Marketing Director

James F. Crawford
Director of Strategic Products & Services

David J. Dutton
Chief Information Officer

Brian K. English
General Counsel

Cristin Reid English
Chief Administrative Officer

Carl C. Farrar
Senior Vice President
Commercial Lending

David D. Fortune
Senior Vice President
Credit Administration

Reginald A. Hansom, Jr.
Assistant Vice President
Computer Operations Manager

Janet L. Hardin
Vice President
Business Support Services

Lee W. Hendrickson
Chief Financial Officer

Jocelyn S. Hunt
Assistant Vice President
Compliance

Marsha L. Jones
Assistant Vice President
Item Processing

Rick H. James
Vice President
Bank Performance

John S. Lewis
President
Western Regions

Tina M. Luha
Assistant Vice President
Bank Accounting Manager

Stephanie A. Maat
Vice President
Director of Training

Charles J. McDonald
Cashier
Great Lakes Region

David J. Meninga
Assistant Corporate Counsel

John R. Myers
Vice President
Sr. Loan Review Officer

Michael M. Moran
Chief of Capital Markets

Phillip Kyle Oesterle
Vice President
Manager of Operations Services

Gregory E. Patten
Vice President
Technology Services

Linda D. Pavona
Senior Vice President
Corporate Relations

David K. Powers
Director of Loan Administration

Amy L. Pramov
Vice President
Director of Human Resources Services

Joal R. Redmond
Senior Communications Manager

Joseph D. Reid, III
Corporate Counsel

William E. Rheaume
Senior Counsel

Nancy A. Schoolman
Vice President
Corporate Compliance Officer

Patricia L. Stone
Senior Vice President
Credit Administration

Patrick R. Sturm
Corporate Counsel

Stephanie M. Swan
Assistant Vice President
Corporate Governance

Darryl S. Tenenbaum
Vice President
Auditor and Information Security Officer

Bruce A. Thomas
Chief of Bank Performance

Stephen D. Todd
Director of Bank Performance
Western Regions

Marie D. Walker
Senior Vice President
Director of Accounting

Leonard C. Zazula
Cashier
Western Regions

CAPITOL BANCORP
LIMITED

Dual Headquarters

2777 East Camelback Road
Suite 375
Phoenix, AZ 85016
602.955.6100

www.capitolbancorp.com
NYSE: CBC